    As filed with the Securities and Exchange Commission on October 24, 2005

                                           REGISTRATION NOS. 002-32783/811-03240

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                       -----------------------------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
             Pre-Effective Amendment No.                 [ ]
             Post Effective Amendment No. 63             [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

             Amendment No. 106                           [X]

                       -----------------------------------

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A
                           (EXACT NAME OF REGISTRANT)

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
         (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (713) 831-3150
               (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                         AMERICAN HOME ASSURANCE COMPANY
                               (NAME OF GUARANTOR)

                       70 PINE STREET, NEW YORK, NY 10270
         (ADDRESS OF GUARANTOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 458-5819
               (GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                       -----------------------------------

                             MARY L. CAVANAUGH, ESQ.
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
(NAME AND ADDRESS OF AGENT FOR SERVICE FOR REGISTRANT, DEPOSITOR AND GUARANTORS)

                       -----------------------------------

It is proposed that this filing will become effective:
[X] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on [date] pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on [date] pursuant to paragraph (a) (1) of Rule 485

                       -----------------------------------

TITLE OF SECURITIES BEING REGISTERED: (i) Units of interests in Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts GUP and GTS-VA Contract Series and (ii) a guarantee related to insurance obligations under certain variable annuity contracts.

                               PART A - PROSPECTUS

Incorporated by reference to Form N-4, Post-Effective Amendment No. 61 under the Securities Act of 1933 and Amendment No. 97 under The Investment Company Act of 1940, File Nos. 002-32783 and 811-03240, filed on April 29, 2005, Accession No.
0000950129-05-004399, and Post-Effective Amendment No. 62 under the Securities Act of 1933 and Amendment No. 100 under The Investment Company Act of 1940, File Nos. 002-32783 and 811-03240, filed on August 12, 2005, Accession No. 0000354912-05-000048.

A supplement to the Prospectus is included in Part A of this Post-Effective Amendment No. 63.

                   The Variable Annuity Life Insurance Company
                               Separate Account A
                   Supplement to Prospectus Dated May 1, 2005

               Please insert this supplement into your prospectus.


THE FOLLOWING PARAGRAPHS SHOULD BE INSERTED AS PART OF THE "GENERAL INFORMATION" SECTION OF THE PROSPECTUS:

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on Contracts issued prior to termination of the American Home guarantee would continue to be covered by the American Home guarantee, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.

THE PARAGRAPH BELOW SHOULD BE INSERTED AS PART OF THE "FINANCIAL STATEMENTS" SECTION OF THE PROSPECTUS:

The financial statements of the Company, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI by calling 1-800-428-2542 or sending a written request to our Home Office.

Please keep this supplement with your prospectus.

                  PART B - STATEMENT OF ADDITIONAL INFORMATION

Incorporated by reference to Form N-4, Post-Effective Amendment No. 61 under the Securities Act of 1933 and Amendment No. 97 under The Investment Company Act of 1940, File Nos. 002-32783 and 811-03240, filed on April 29, 2005, Accession No.
0000950129-05-004399, and Post-Effective Amendment No. 62 under the Securities Act of 1933 and Amendment No. 100 under The Investment Company Act of 1940, File Nos. 002-32783 and 811-03240, filed on August 12, 2005, Accession No. 0000354912-05-000048.

A supplement dated to the Statement of Information is included in Part B of this Post-Effective Amendment No. 63.

                   The Variable Annuity Life Insurance Company
                               Separate Account A
       Supplement to Statement of Additional Information Dated May 1, 2005

  Please insert this supplement into your Statement of Additional Information.

The paragraphs below should be inserted in the "Comments on Financial Statements" section:

The statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company as of December 31, 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for the year then ended appear elsewhere herein, in reliance on the report (which contains an explanatory paragraph relating to American Home Assurance Company's adjustment to unassigned surplus at January 1, 2004) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee.

American Home Assurance Company Financials

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                            NAIC Company Code: 19445

                              Financial Statements

                                (Statutory Basis)

                                December 31, 2004

                         Report of Independent Auditors

To the Board of Directors and Shareholders of National Union
 Fire Insurance Company of Pittsburgh, Pa.

We have audited the accompanying statutory statement of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pennsylvania (the "Company") as of December 31, 2004, and the related statutory statement of income and changes in capital and surplus, and of cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1 and 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Pennsylvania, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flow for the year then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2004, and the results of its operations and its cash flow for the year then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

As discussed in Note 2 to the accompanying financial statements, as a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and a number of transactions. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to include a single 2004 year presentation of its financial statements and to reflect the impact to its 2003 and prior year unassigned surplus as an adjustment to unassigned surplus at January 1, 2004.

PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
New York, NY
October 17, 2005

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                                                 2004
                                                                                          ------------------
                                 Admitted Assets
                                 ---------------
Bonds, principally at amortized cost (NAIC market value: 2004 - $9,570,573,421)           $    9,305,455,243
Stocks:
  Non-redeemable preferred stocks, at NAIC market value (cost: 2004 - $2,259,718,101)          2,259,869,600
  Common stocks, at NAIC market value (cost: 2004 - $2,736,085,117)                            5,869,968,485
Short-term investments, at amortized cost (approximates NAIC market value)                       109,445,916
Other invested assets, primarily at equity (cost: 2004 - $778,680,448)                         1,051,860,397
Cash                                                                                             115,855,420
Receivable for securities                                                                         20,335,406
                                                                                          ------------------
  Total cash and invested assets                                                              18,732,790,467
Agents' balances or uncollected premiums:
  Premiums in course of collection                                                               637,679,844
  Premiums and installments booked but deferred and not yet due                                  732,071,029
  Accrued retrospective premiums                                                                   8,146,022
Funds held by or deposited with reinsurers                                                       170,139,026
Amounts billed and receivable under high deductible policies                                     387,572,138
Reinsurance recoverable on loss payments                                                         258,992,292
Electronic data processing equipment, less accumulated depreciation                                        -
Federal and foreign income tax recoverable from parent                                           630,957,888
Net deferred tax asset                                                                           379,831,649
Interest and dividends due and accrued                                                           132,033,449
Receivable from parent, subsidiaries and affiliates                                              571,350,993
Equities in underwriting pools and associations                                                  526,124,099
Deposit accounting assets                                                                      1,729,756,283
Deposit accounting assets - funds held                                                           448,278,780
Other assets                                                                                     356,464,639
                                                                                          ------------------
  Total admitted assets                                                                   $   25,702,188,598
                                                                                          ==================

                        See Notes to Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                               2004
                                                                        ------------------
                                   Liabilities
                                   -----------
Unpaid losses                                                           $    8,653,435,477
Reinsurance payable on paid loss and loss adjustment expenses                  273,784,621
Unpaid loss adjustment expenses                                              1,157,932,033
Commissions payable, contingent commissions and other similar charges           17,127,133
Other expenses (excluding taxes, licenses and fees)                                629,897
Taxes, licenses and fees (excluding federal and foreign income taxes)          125,541,913
Unearned premiums                                                            4,142,836,959
Funds held under reinsurance treaties                                          275,189,079
Provision for reinsurance                                                      334,695,745
Dividends declared and unpaid                                                   50,133,001
Ceded reinsurance premiums payable, net of ceding commissions                   66,516,298
Amounts withheld or retained by company for account of others                   17,075,388
Accrued interest payable                                                       128,955,013
Payable to parent, subsidiaries, and affiliates                              1,190,865,179
Retroactive reinsurance reserve - assumed                                       11,269,882
Retroactive reinsurance reserve - ceded                                        (86,065,351)
Deposit accounting liability - funds held                                    1,149,918,225
Deposit accounting liabilities                                                 691,334,955
Other liabilities                                                              124,191,623
                                                                        ------------------
  Total liabilities                                                         18,325,367,070
                                                                        ------------------
                               Capital and Surplus
                               -------------------
Special surplus funds from retroactive reinsurance                              86,109,944
Common capital stock, $5 par value, 1,000,000 shares authorized,
 895,750 shares issued and outstanding                                           4,478,750
Capital in excess of par value                                               2,494,261,950
Unassigned surplus                                                           4,791,970,884
                                                                        ------------------
  Total capital and surplus                                                  7,376,821,528
                                                                        ------------------
  Total liabilities, capital and surplus                                $   25,702,188,598
                                                                        ==================

                        See Notes to Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
             Statement of Operations and Capital and Surplus Account
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                                              2004
                                                                                        -----------------
Underwriting income:
Premiums earned                                                                         $   6,592,661,871
                                                                                        -----------------
Deductions:
  Losses incurred                                                                           4,943,209,544
  Loss adjustment expenses incurred                                                           755,383,964
  Other underwriting expenses incurred                                                      1,369,228,817
                                                                                        -----------------
Total underwriting deductions                                                               7,067,822,325
                                                                                        -----------------
Net underwriting loss                                                                        (475,160,454)
                                                                                        -----------------
Investment income:
  Net investment income earned                                                                826,486,953
  Net realized capital gain                                                                    69,541,791
                                                                                        -----------------
Net investment gain                                                                           896,028,744
                                                                                        -----------------
Net loss from agents' or premium balances charged off                                         (45,159,809)
Other gain                                                                                     76,730,661
                                                                                        -----------------
Income before dividends to policyholders and federal and foreign income taxes                 452,439,142
Dividends to policyholders                                                                        561,863
                                                                                        -----------------
Income after dividends to policyholders but before federal and foreign income taxes           451,877,279
Federal and foreign income tax benefit                                                        125,487,048
                                                                                        -----------------
Net income                                                                              $     326,390,231
                                                                                        =================
                           Capital and Surplus Account

Total capital and surplus, as of  December 31, previous year                            $   6,899,255,658
  Adjustment to beginning surplus                                                            (545,683,693)
                                                                                        -----------------
Total capital and surplus, as of January 1, 2004                                            6,353,571,965

Gains and (losses) in surplus:
  Net income                                                                                  326,390,231
  Change in net unrealized capital gains                                                      573,378,323
  Change in net deferred income tax                                                           298,937,727
  Change in non-admitted assets                                                               (91,498,718)
  Change in provision for reinsurance                                                          42,397,392
  Paid in surplus                                                                             143,782,280
  Cash dividends to stockholder                                                              (207,198,576)
  Other surplus adjustments                                                                   (83,203,870)
  Foreign exchange translation                                                                 20,264,774
                                                                                        -----------------
Change in surplus as regards policyholders for the year                                     1,023,249,563
                                                                                        -----------------
Total capital and surplus, December 31, current year                                    $   7,376,821,528
                                                                                        =================

                        See Notes to Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                             Statement of Cash Flow
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                                     2004
                                                                              -----------------
Premiums collected, net of reinsurance                                        $   6,963,058,854
Net investment income                                                               831,974,047
Miscellaneous income                                                                 31,570,852
                                                                              -----------------
Total                                                                             7,826,603,753
Benefit and loss related payments                                                   (65,275,726)
Commissions, expenses paid and aggregate write-ins for deductions                 1,864,377,132
Dividends paid to policyholders                                                         634,047
Federal and foreign income taxes paid                                               675,867,893
                                                                              -----------------
Total                                                                             2,475,603,346
                                                                              -----------------
Net cash from operations                                                          5,351,000,407
                                                                              -----------------
Proceeds from investments sold, matured or repaid:
  Bonds                                                                           2,314,127,808
  Stocks                                                                            550,432,733
  Other invested assets                                                           4,024,637,594
  Miscellaneous proceeds                                                             52,604,584
                                                                              -----------------
Total investment proceeds                                                         6,941,802,719
                                                                              -----------------
Cost of investments acquired (long-term only):
  Bonds                                                                           5,009,143,699
  Stocks                                                                            459,758,296
  Other invested assets                                                           4,039,996,619
  Miscellaneous applications                                                        200,244,605
                                                                              -----------------
Total investments acquired                                                        9,709,143,219
                                                                              -----------------
Net cash used for investments                                                    (2,767,340,500)
                                                                              -----------------
Cash provided (applied):
  Capital and paid in surplus, less treasury stock                                  143,782,280
  Dividends to stockholders                                                        (206,319,826)
  Net deposit on deposit-type contracts and other insurance                        (677,632,408)
  Other cash applied                                                             (1,857,650,066)
                                                                              -----------------
Net cash used in financing and miscellaneous sources                             (2,597,820,020)
                                                                              -----------------
Net change in cash and short-term investments                                       (14,160,113)

                                 RECONCILIATION

Cash and short-term investments:

  Beginning of year                                                                 239,461,449
                                                                              -----------------
  End of year                                                                 $     225,301,336
                                                                              =================

                        See Notes to Financial Statements

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

1.   Summary of Significant Statutory Basis Accounting Policies

     (A) Organization

     National Union Fire Insurance Company of Pittsburgh, PA (the "Company" or "NUF") is a direct wholly-owned subsidiary of American International Group, Inc. (the "Parent" or "AIG"). The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. The Company accepts business primarily from insurance brokers, enabling selection of specialized markets and retention of underwriting control. The Company has significant transactions with the Parent and affiliates (see Note 4).

     (B) Accounting Practices

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania.

     The Insurance Department of the Commonwealth of Pennsylvania recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial condition and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the Commonwealth of Pennsylvania. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     The Insurance Department of the Commonwealth of Pennsylvania has adopted the following accounting practices that differ from those found in NAIC SAP. Specifically, the prescribed practices of discounting of workers compensation reserves on a non-tabular basis (in NAIC SAP, discounting of reserves is not permitted on a non tabular basis) and the permitted practices that Schedule F is prepared on a New York basis including New York Regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance (in NAIC SAP, New York Regulation 20 credits are not permitted).

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the Commonwealth of Pennsylvania is shown below:

                                                                2004
                                                          -----------------
     Net Income, Insurance Department of the
      Commonwealth of Pennsylvania                        $     326,390,231

     State Practices - (Deduction) Income:
       Non-Tabular Discounting                                  (46,613,228)
                                                          -----------------
     Net Income, NAIC SAP                                 $     279,777,003
                                                          =================

     Statutory Surplus, Insurance Department of
      the Commonwealth of  Pennsylvania                   $   7,376,821,528

     State Practices - (Charge) Credit
       Non-Tabular Discounting                                 (191,238,825)
       Reinsurance Credits                                     (201,318,345)
                                                          -----------------
     Statutory Surplus, NAIC SAP                          $   6,984,264,358
                                                          -----------------

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). NAIC SAP varies in certain respects from GAAP. Under GAAP: (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus; (3) the equity in earnings of affiliates with ownership between 20% and 50% is included in net income, and investments in subsidiaries with greater than 50% ownership are consolidated; (4) estimated undeclared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented gross of ceded reinsurance by establishing a reinsurance asset; (6) debt and equity securities deemed to be available for sale and trading securities are reported at fair value, and the difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity, for trading

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost; and
     (7) premium contracts that do not have sufficient risk transfer are treated as deposit accounting assets; (8) contracts are recorded as retroactive and retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method.; and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement. Under NAIC SAP: (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus; (3) the equity in earnings of affiliates are included in unrealized appreciation/(depreciation) of investments and subsidiaries (which are not consolidated) are reported directly in surplus with dividends reported as income; (4) declared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented net of ceded reinsurance; (6) NAIC investment grade debt securities are reported at amortized cost, while non-NAIC investment grade debt securities (NAIC rated 3-6) are reported at lower of cost or market; (7) premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with insurance requirements; (8) regardless of risk transfer, an insurance contract deemed to be retroactive receives special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated on the ceding entity to the extent of gains recognized; and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant statutory accounting practices are as follows:

     A. The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Pennsylvania requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

     B. Investments are carried at values designated by the NAIC. Bonds are carried at amortized cost using the scientific method, except non NAIC investment grade bonds, which are carried at NAIC-designated values. Other than temporary impairments of investments are provided for by writing down the impaired security to fair value as the new cost basis, with the corresponding surplus impact accounted for as a realized loss. Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. The NAIC market value of mortgage-backed securities approximated $237,683,000 at December 31, 2004. Unaffiliated common and preferred stocks are carried principally at market value; certain preferred stocks subject to a 100% mandatory sinking fund are carried at amortized cost. Investments in affiliates are included in common stocks based on the net worth of the entity, determined in accordance with NAIC SAP. The Company considers all highly liquid debt securities with maturities of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value. Other invested assets consist primarily of shares of an intermediate bond mutual fund and joint venture and partnerships. The intermediate bond mutual fund is carried principally at NAIC market value and the unrealized gain or loss reported as unassigned surplus. The joint ventures and partnerships are carried principally based upon the equity method. Dividends are recorded in "Net investment income earned". Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification. Unrealized gains and losses on all stocks, bonds carried at NAIC designated values, joint venture, partnerships and foreign currency translation are credited or charged to unassigned surplus.

     C. Premiums written are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     D. Certain assets, principally furniture, equipment, and leasehold improvements and certain overdue agents' balances, are designated "non-admitted assets" and are directly charged to unassigned surplus. EDP is depreciated over five years on the straight line method. Leasehold improvements are amortized over the shorter of the remaining terms of the lease or estimated useful lives. The Company had depreciation expense of $18,007,654 for the year ended 2004.

     E. The liabilities for unpaid losses and loss adjustment expenses, including incurred but not reported losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and loss adjustment expenses are charged to income as incurred. Amounts

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

          recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. The Company discounts its loss and loss adjustment expense reserves on workers compensation claims. The tabular and non-tabular discounted case reserves amounted to $151,670,515 and $191,238,825, respectively, at December 31, 2004. Tabular case reserves have been discounted using the 1979-81 Decennial Mortality Table at 3.5%. Non-tabular case reserves have been discounted using discount tables promulgated by the Insurance Department of the Commonwealth of Pennsylvania. At December 31, 2004, liabilities include $2,334,788,934 of such discounted reserves.

     F. Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 62 Property and Casualty Reinsurance, ceded expenses, net of acquisition costs, are earned over the policy period.

     G. Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in "Other underwriting expenses incurred."

     H.   Dividends to policyholders are charged to income as declared.

     I. Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances in foreign currencies are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

     J. Options are carried at market value. Put options owned are included in "Other invested assets" on the statement of admitted assets, liabilities, capital and surplus. Call options written are included in "Other liabilities". Any change in unrealized gains or losses on options owned or written are credited or charged to unassigned surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification are included in income. Derivatives are not used for hedge accounting treatment.

     K. Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency at a specific price and at a specific date in the future. Foreign exchange contracts are entered into in order to hedge the foreign exchange component of long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in income. Derivatives are not used for hedge accounting treatment.

     L. Common capital stock and Capital in excess of par value represents amounts received by the Company in exchange for shares issued. The Common capital stock represents the value received by the Company of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company of shares issued in excess of the par value per share.

     M. Premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with NAIC Statutory Statement of Accounting Practice.

     N. In accordance with SSAP No. 62 Property and Casualty Reinsurance, the Company records a liability for commissions recorded in excess of acquisition costs. The liability is earned as income over the life of the contract.

     O. In accordance with SSAP No. 62 Property and Casualty Reinsurance, the Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projections and associated acquisition expenses. Investment income is not considered in the calculation.

     P. In accordance with SSAP No. 56 Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. As of December 31, 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $8,146,022.

2.   Accounting Adjustments

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology described under Statements of Statutory Accounting Principles (SSAP) 3, "Accounting Changes and Correction of Errors". The agreement included a single 2004 year

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     presentation of its audited statutory financial statements. In applying this methodology, the Company has reflected the impact to its 2003 and prior unassigned surplus as an adjustment to unassigned surplus as of January 1, 2004.

     The major components affecting the beginning surplus at January 1, 2004 are as follows:

     (In thousands)                                                Amount
     ---------------------------------------------------------------------

     Total capital and surplus, as of December 31, previous
      year                                                     $ 6,899,256

     Adjustments to beginning surplus:
         1. Union Excess                                          (391,211)
         2. Richmond                                               (46,662)
         3. Coventry                                               (16,817)
         4. In-Substance Defeasance                                 19,500
         5. Loss Reserves                                          (79,040)
         6. DBG Analysis                                           (56,278)
         7. Other Adjustments                                      (42,334)
              Risk Transfer (Other than Union Excess
               and Richmond)                                       (17,510)
                                                               -----------
            Total Adjustments to beginning surplus                (545,684)
                                                               -----------
     Total capital and surplus, as of January 1, 2004          $ 6,353,572
                                                               ===========

     The above reconciliation of opening capital and surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income tax assets arising from these adjustments for admissibility in accordance with Statutory Accounting Principles.

     Explanation of Accounting Adjustments

     1. Union Excess- reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, did not result in sufficient risk transfer because of AIG's control over certain transactions undertaken directly or indirectly with Union Excess, including the timing and nature of certain commutations. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance."

     2. Richmond- reinsurance ceded to subsidiaries of Richmond Insurance Company, Ltd.(Richmond), a Bermuda-based reinsurance holding company, did not result in sufficient risk transfer because of AIG's ability to exert control over that entity. Such determination was based, in part, on arrangements and documents, including "put agreements", requiring an AIG subsidiary to purchase Richmond's outstanding shares. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance".

     3. Coventry- life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company recorded its proportionate share of the net death benefits from the purchased contracts, net of reinsurance to a third party reinsurer, as premium. Costs incurred to acquire the contracts and keep them in force were recorded as paid losses, net of reinsurance. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance is a misapplication of statutory accounting. and such transactions have been reversed in the Company's financial statements.

                 National Union Fire Insurance Company of Pittsburgh, Pa.
             Notes toStatutory Basis Financial Statements for the year ended
                                   December 31, 2004

     4. In-Substance Defeasance - Company entered into a funding agreement and related interest rate swap. These contracts were intended to be entered into by American International Surplus Lines Insurance Company (AISLIC) to economically hedge a corresponding AISLIC contract. The Company has since assigned the intercompany funding agreement and novated the interest rate swap to AISLIC as if in each case the contracts had been entered into by AISLIC at inception.

     5. Loss Reserves- Estimation of ultimate net losses and loss expenses is a complex process requiring the use of assumptions which may be highly uncertain at the time of estimation. The Company has determined that Incurred But Not Reported Reserves (IBNR) were adjusted on a regular basis without appropriate support for the adjustment. The Company does not believe that any changes made materially affected the balance of the Company's loss reserves because in each instance IBNR as adjusted was within appropriate tolerance of the applicable actuarial point estimate. The Company has determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     6. Domestic Brokerage Group "DBG" Analysis- The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     7. Other Adjustments- The Company has summarized other miscellaneous adjustments, that individually did not have a significant impact on the adjustment of its statutory financial statements.

     In addition to the above, the following accounting treatment has also been agreed with the Company's domiciliary state:

     Risk Transfer (Other than Union Excess and Richmond)- All assumed and ceded reinsurance transactions without sufficient risk transfer have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance". Direct insurance transactions identified as part of the internal review for which there was insufficient risk transfer, other than those where a policy was issued (i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (iii) in compliance with filed forms, rates and/or rating plans, were adjusted to deposit accounting.

     Nine Month Rule- The Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100,000 for compliance with the nine month rule as described in SSAP 62. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance Department.

     Foreign Property Casualty Business: The Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (AIUOA). Refer to Note 4 for a description of AIUOA pooling arrangement and related financial statement presentation.

3.   Federal Income Taxes

     The Company files a consolidated U.S. federal income tax return with the Parent pursuant to a consolidated tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses of the Company utilized in filing the consolidated return as well as alternative minimum tax credits generated by the Company. The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due from/to the Parent. The U.S. federal income tax rate applicable to ordinary income is 35% at December 31, 2004.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The components of the net deferred tax asset as of December 31, 2004 are as follows:

                                                                           Amount
                                                                       ---------------
     Gross deferred tax assets                                         $   920,086,561
     Gross deferred tax liabilities                                        475,058,795
     Non-admitted deferred tax assets in accordance with SSAP No.10,
      income taxes                                                          65,196,117
                                                                       ---------------
     Net deferred tax assets admitted                                      379,831,649
                                                                       ---------------
     Change in deferred tax assets non-admitted                        $    65,196,117
                                                                       ---------------

     Tax benefit on net underwriting and net investment income         $    65,519,057
     Federal income tax adjustment - prior year                             35,628,364
     Tax expense on net realized gain                                       24,339,627
                                                                       ---------------
     Current income taxes incurred                                     $   125,487,048
                                                                       ---------------

     Prior years' federal income tax adjustment of $35,628,364 is accounted for by increasing federal and foreign income tax expense in the 2004 statement of income.

     The main components of deferred tax amounts as of December 31, 2004 are as follows:

     Deferred Tax Assets                                           Amount
     -------------------                                       ---------------
     Loss reserve discount                                     $   422,379,371
     Non-admitted assets                                           157,780,340
     Unearned premium reserve                                      289,998,587
     Unrealized capital losses                                         254,974
     Other temporary differences                                    49,673,289
                                                               ---------------
     Gross deferred tax assets                                     920,086,561
     Non-admitted deferred tax assets                              (65,196,117)
                                                               ---------------
     Admitted deferred tax assets                              $   854,890,444
                                                               ---------------
     Deferred Tax Liabilities
     ------------------------
     Partnership adjustments
     Deferred stock on ILFC sale                               $  (307,216,789)
     Unrealized capital gains                                     (167,842,006)
                                                               ---------------
     Gross deferred tax liabilities                               (475,058,795)
                                                               ---------------
     Net admitted deferred tax assets                          $   379,831,649
                                                               ---------------


     Gross deferred tax assets                                 $   920,086,561
     Gross deferred tax liabilities                               (475,058,795)
                                                               ---------------
     Net deferred tax (liabilities) / assets                   $   445,027,766
                                                               ---------------
     Tax effect of unrealized gains

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. Among the more significant book to tax adjustments in 2004 were the following:

                                                                    Amount           Tax Effect
                                                               ---------------    ---------------
     Income before taxes                                       $   451,877,280    $   158,157,049
     Federal income tax adjustment - prior year                    101,795,326         35,628,364
     Tax exempt income and dividends received deduction           (259,564,711)       (90,847,649)
     Non-admitted assets                                                     -       (157,780,340)
     Permanent adjustment to provision                                       -           (521,828)
     Intercompany dividends                                       (369,165,486)      (129,207,920)
     Writeoffs                                                      36,926,280         12,924,198
     Other                                                          (5,150,150)        (1,802,553)
                                                               ---------------    ---------------
     Total                                                     $   (43,281,461)   $  (173,450,679)
                                                               ---------------    ---------------

     Federal income tax incurred                                                  $   125,487,048
     Change in deferred tax                                                          (298,937,727)
                                                                                  ---------------
     Taxable income                                                               $  (173,450,679)
                                                                                  ===============

     The amount of federal income tax incurred and available for recoupment in the event of future net loss:

     Current year                               $    89,858,684
     First preceding year                       $   201,254,022
     Second preceding year                      $             -

4.   Related Party Transactions

     The Company, as well as certain other insurance company subsidiaries of the Parent, is a party to an intercompany reinsurance agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the foreign branch) to NUF, the lead company. In turn, each pool participant receives their percentage share of the pooled business. Variances may exist between pool participants due to normal timing differences. The Company's share of the pool is 38%. Accordingly, premiums earned, losses and loss expenses incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     Following is a list of all pool participants and their respective participation percentages.

                                                                     NAIC Company        Pool
     Company                                                             Code       Participation %

     1)  AIU Insurance Company                                          19399            1%
     2)  American International Pacific Insurance Company               23795            0%
     3)  American International South Insurance Company                 40258            0%
     4)  American Home Assurance Company                                19380           36%
     5)  Birmingham Fire Insurance Company of Pennsylvania              19402            5%
     6)  Commerce and Industry Insurance Company                        19410           10%
     7)  Granite State Insurance Company                                23809            0%
     8)  Illinois National Insurance Co.                                23817            0%
     9)  The Insurance Company of the State of Pennsylvania             19429            5%
     10) National Union Fire Insurance Company of Pittsburgh, Pa *      19443           38%
     11) New Hampshire Insurance Company                                23481            5%

*    Lead Company

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Included in "Receivable/(payable) from/to parent, subsidiaries and affiliates" of the accompanying Statement of Admitted Assets and Liabilities as of December 31, 2004 are balances with pool member companies generated as a result of the pooling arrangement of $709,842,798 payable to the pool members.

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the Commonwealth of Pennsylvania transactions with Union Excess and Richmond are treated as affiliated.

     AIG formed American International Underwriters Overseas Association (the Association), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. Members in the Association and their respective participation are: American International Underwriters Overseas Limited (67%), New Hampshire Insurance Company ("NHIC") (12%), National Union Fire Insurance Company of Pittsburgh, PA. ("NUF") (11%) and American Home Assurance Company ("AHAC") (10%). In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, NUF and AHAC. At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. As mentioned in note 2, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (i) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (ii) its corresponding balance sheet position, excluding loss reserves, as a net equity interest in "Equities in underwriting pools and associations"; and (iii) loss reserves recorded on a gross basis. As of December 31, 2004, the Company's interest in AIUOA amounted to $530,063,056, gross of $623,392,304 in loss reserves.

     Additionally the Company holds 16.88% of the issued share capital of AIG Europe S.A. for the beneficial interest of the Association.

     The following table summarizes the transactions by the Company with any affiliated companies that met the reporting threshold (more than half of 1% of admitted assets of the Company) in 2004 (excluding reinsurance and cost allocation transactions).


                                                                 Assets Received by             Assets Transferred by
     2004                                                             Insurer                         Insurer
     ----                                                       --------------------------   -------------------------
       Date of     Explanation of      Name of     Name of       Statement                     Statement
     Transaction    Transaction        Insurer   Affiliate *       Value       Description       Value      Description

      3/3/2004         Dividend          NUF        PARENT      $          -        -        $ 48,347,891     Cash
      6/3/2004         Dividend          NUF        PARENT      $          -        -        $ 59,518,653     Cash
      9/3/2004         Dividend          NUF        PARENT      $          -        -        $ 48,875,141     Cash
     12/3/2004         Dividend          NUF        PARENT      $          -        -        $ 49,578,141     Cash
     12/17/2004    Purchase of Bonds     NUF         UGC        $284,634,545      Bonds      $284,634,545     Cash
      3/3/2004         Dividend          NUF     ILFC & AIGCC   $ 27,636,250      Cash       $          -       -
      6/3/2004         Dividend          NUF     ILFC & AIGCC   $ 27,812,000      Cash       $          -       -
      9/3/2004         Dividend          NUF     ILFC & AIGCC   $ 27,812,000      Cash       $          -       -
     12/3/2004         Dividend          NUF     ILFC & AIGCC   $ 28,866,500      Cash       $          -       -

* UGC: United Guaranty Corporation; ILFC: International Lease Finance Corporation; AIGCC: AIG Capital Corporation

     The Company did not change its methods of establishing terms regarding any affiliate transaction during the year ended December 31, 2004.

     The Company has ownership interests in certain affiliated real estate holding companies. In the ordinary course of business, the Company utilizes the services of certain affiliated companies for data center systems, investment, salvage and subrogation and claims management. These companies are AIG Data Center, Inc., AIG Global Investment Corp. and AIG Global Trust Services, Limited, AI Recovery, Inc., and AIG Domestic Claims, Inc., respectively. In 2004 the Company paid these affiliated companies fees of $25,777,906, $4,241,255, $229,185, $3,273,810 and $120,686,509,
     respectively. Included in short-term investments and other invested assets are AIG managed money market fund of $109,445,916 and the AIG domestic fund of $424,496, respectively as of December 31, 2004.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     At December 31, 2004 the Company had the following balances receivable from its affiliates (excluding reinsurance transactions):

     Company                                                         2004
     -------                                                   ---------------
     AIG                                                       $   630,957,888
                                                               ---------------
     Current federal and foreign income tax recoverable from
      parent                                                   $   630,957,888
                                                               ---------------

     During 2004, the Company sold $227,539,431 of premium receivables without recourse to AI Credit Corp. and recorded a loss of $2,991,811.

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the polices of insurance issued by the guaranteed companies in exchange for an annual guarantee fee. The guarantees are not expected to have a material effect upon the Company's surplus as guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished. The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The following is a list of guarantees in effect as of December 31, 2004.


     (in thousands)                                         Guarantee    Policyholder     Invested       Estimated    Policyholder
     Guaranteed Company                                      Issued      Obligations       Assets           Loss        Surplus
     ------------------                                     ----------   ------------   -----------     -----------   ------------
     Audubon Insurance Company                              11/5/1997    $     30,838    $    124,091   $         -   $    56,654
     Landmark Insurance Company                              3/2/1998          85,746         198,958             -        88,380
     Starr Excess Liability Insurance Company, Ltd.         7/29/1998         225,860       1,939,969             -       584,076
     Starr Excess Liability Insurance International
      Limited                                               5/28/1998       1,597,007         302,793             -       237,226
     American International Insurance Company of Puerto
      Rico                                                  11/5/1997         276,599         172,268             -       109,561
     AHICO First American-Hungarian Insurance Company       9/15/1998          13,794          15,874             -        15,791
     AIG Europe (Ireland) Ltd.                              12/15/1997        569,814         373,536             -       145,441
     AIG Global Trade and Political Risk Ins. Co.           11/5/1997               -         312,219             -       213,107
     AIG Poland Insurance Company                           9/15/1998          24,946          41,456             -        23,651
     AIG Russia Insurance Company ZAO                       9/15/1998          87,954          91,484             -        14,464
     AIG Slovakia Insurance Company A.S.                    12/23/1998          5,444           3,285             -         3,118
     La Meridional Compania Argentina de Seguros S.A.        1/6/1998          91,912          49,810             -        51,687
     AIG Romania Insurance Company                          12/23/1998         10,272           5,268             -         4,295
     AIG Ukraine Insurance Company                          10/1/2000           1,177           1,386             -           716
     AIG Bulgaria Ins and Reinsurance Co                    12/23/1998          4,998           4,055             -         4,015
     AIG Life Insurance Company *                           7/13/1998       9,200,210      10,143,973             -       739,951
     American International Assurance Co (Bermuda) Ltd.     8/23/1999       5,813,905       8,102,130             -     1,322,741
     American International Life Assurance Company of NY *  7/13/1998       7,391,673       7,949,041             -       565,892
     New Hampshire Indemnity Company, Inc.                  12/15/1997         97,465         230,177             -        98,133
                                                                         ------------    ------------   -----------   -----------
       Total                                                             $ 25,529,614    $ 30,061,773   $         -   $ 4,278,899
                                                                         ------------    ------------   -----------   -----------

*    The guaranteed Company is also backed by a support agreement issued by AIG.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Changes in the Company's equity in the following affiliates are included in "Change in net unrealized capital gains."


                                                                                            2004 Equity
     Company                                         Ownership   Cost 2004    Equity 2004     Change
     --------------------------------------------------------------------------------------------------
     Preferred Stock:
     ----------------
     AIG Life Insurance Company                         100.00%  $  250,000   $  250,000    $       -
     AIG Capital Corporation                            100.00%   2,000,000    2,000,000            -

     Common stock:
     -------------
     International Lease Finance Corp.                   35.15%     793,240    1,955,638      157,324
     Lexington Insurance Company                         70.00%     257,973    1,566,921      181,945
     United Guaranty Corporation                         45.88%      74,893      272,711      142,547
     AIU Insurance Company                               32.00%      40,000      189,216       37,909
     American International Specialty
     Lines Insurance Company                             70.00%      74,497      245,798      (13,173)
     Starr Excess Liability Ins. Co. Ltd.               100.00%     385,454      581,017       45,181
     Pine Street Real Estate Holding Corp.               76.80%       3,139       14,961          642
     Pine Street I Holdings LLC                          76.79%           -            -     (113,818)
     21st Century Insurance Group                        33.14%     467,720      290,917       (3,209)
     American International Realty, Inc.                 22.06%      20,736       19,123       (3,936)
     Eastgreen, Inc.                                      9.40%       8,976        9,519          376
     AIG Lodging Opportunities, Inc.                    100.00%       3,139        3,236          761
     National Union Fire Ins. Co. of Vermont            100.00%       1,000            -       (2,510)
     National Union Fire Ins. Co. of La.                100.00%       2,500        5,919          315
                                                                 ----------   ----------    ----------

     Total                                                       $4,383,267   $7,404,976    $  430,354
                                                                 ==========   ==========    ==========

     The remaining equity interest in these equities, except for 21st Century Insurance Group, is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10%.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

5.   Pension Plans and Deferred Compensation

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The AIG projected benefit obligation was $2,750 million at December 31, 2004. Plan assets were $2,247 million at the same date. The assumptions with respect to the discount rate and the average rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation for this plan at December 31, 2004 was
     5.75 percent for discount rates and 4.25 percent for the average rate of increase in future compensation levels at December 31, 2004.

     The expected long term rate of return on plan assets was 8.25 percent at December 31, 2004. The Company's share of net expense for the qualified pension plan was $10.4 million at December 31, 2004.

     AIG is the Plan Sponsor of the pension and post retirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

     Deferred Compensation Plan

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1987 and 1991. Details of these plans are published in AIG's 2004 Annual Report on Form 10-K. The Parent company is correctly bearing the cost of these stock options and certain other deferred compensation programs.

     Postretirement Benefit Plans

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 and or prior to January 1, 1993 pay the active employee premium if under age 65 and 50% of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2.0 million The maximum life insurance benefit prior to age 70 is $32,500, with a maximum $25,000 thereafter.

     Effective January 1, 1993 both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5,000 for retirement at ages 55 through 59 and $10,000 for retirement at ages 60 through 64 and $15,000 from retirement at ages 65 and over.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Assumptions associated with the accrued post retirement benefit liability at December 31, 2004 are as follows:

                                        2004
                                        ----

     Discount rate                      5.75%
     Average salary rate increase       4.25%
     Medical trend rate year 1*        10.00%
     Medical trend rate year 6 and
      over*                             5.00%

* The medical trend rate grades downward from years 1 through 5. The trend rate remains level thereafter.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2004 was $243 million. These obligations are not funded currently.

     The medical trend rate assumptions have a significant effect on the amounts reported. Increasing each trend rate by 1 percent in each year would increase the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.3 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million. Decreasing each trend rate by 1 percent in each year would decrease the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.0 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million.

     The Company's share of other postretirement benefit plans was $134.4 thousand for 2004. Postretirement calculations are based principally on the formula described in the AIG Retirement Plan document.

     Post-employment Benefits and Compensated Absences

     AIG provides certain benefits provided to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

6.   Investments

     The actual fair market value priced by Interactive Data Corp., a third party rating source, for the below listed securities as of December 31, 2004 was $9,673,296,000.

     The amortized cost and NAIC market values of investments in debt securities at December 31, 2004 was as follows:


     (in thousands)
     --------------
                                                                               Gross           Gross           NAIC
                                                             Amortized       Unrealized     Unrealized        Market
                                                                Cost           Gains          Losses           Value
                                                           -------------   -------------   -------------   -------------
     2004
     Debt securities:
     U.S. governments:                                     $      45,062   $       1,117   $         144   $      46,035
     All other governments:                                      465,565          17,831             260         483,136
     States, territories and possessions:                      2,097,759          58,903           4,204       2,152,458

     Political subdivisions of states, territories
      and possessions:                                         1,933,929          56,880             555       1,990,254

     Special revenue & special assessment obligation
      and all non-guaranteed obligations of agencies and
      authorities of government and their political
      subdivisions:                                            4,300,455         131,102           2,836       4,428,721
     Public utilities:                                            10,515           1,205               -          11,720
     Industrial & miscellaneous:                                 452,170           6,795             716         458,249
                                                           -------------   -------------   -------------   -------------
     Total debt securities:                                $   9,305,455   $     273,833   $       8,715   $   9,570,573
                                                           -------------   -------------   -------------   -------------

     The amortized cost and NAIC market values of debt securities at December 31, 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

          (in thousands)
          --------------
                                                              Amortized           NAIC
                                                                Cost          Market Value
                                                          ---------------   ---------------
          Due in one year or less                         $        29,408   $        37,302
          Due after one year through five years                   507,375           519,338
          Due after five years through ten years                1,447,668         1,482,452
          Due after ten years                                   7,083,325         7,293,798
          Mortgaged-backed securities                             237,679           237,683
                                                          ---------------   ---------------
          Total                                           $     9,305,455   $     9,570,573
                                                          ---------------   ---------------

     Proceeds from sales of investments in debt securities during 2004 were $2,126,400,238. Gross gains of $18,766,509 and gross losses of $19,711,930 were realized on those sales in 2004.

     Securities carried at amortized cost of $1,248,472,132 were deposited with regulatory authorities as required by law at December 31, 2004.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Proceeds from sales of equity investments amounted to $501,263,837 in 2004. Gross gains of $57,844,801 and gross losses of $7,160,919 were realized on those sales in 2004. Net unrealized appreciation of equity investments, including affiliates, at December 31, 2004 included gross unrealized gains of $3,326,964,622 and gross unrealized losses of $192,929,755.

     In 2004 the Company reported the following write downs on its joint venture and partnership investments due to an other than temporary decline in fair value:

          Marlwood                                             $     8,876,837
          Odyssey Invest                                             1,914,359
          Advance Technology Venture V                               1,044,759
          Items Less Than $1 Million                                   753,998
                                                               ---------------
          Total                                                $    12,589,953
                                                               ===============

     As of December 31, 2004 securities with a market value of $41,887,886 were on loan. The Company receives as collateral 102% of the market value of domestic transactions and 105% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral. Therefore, no additional disclosures are required to be reported for these transactions.

     Included in "Net investment income earned" are investment expenses of $121,624,316 for 2004.

     Aging of the pre-tax unrealized losses with respect to debt securities including the number of respective items is as follows:

     (in thousands)
     --------------
                                                                            Gross
                                                            Amortized     Unrealized      Number of
     2004                                                     Cost          Loss          Securities
     ----                                                 ------------   ------------    -----------
     Less than six months                                 $    146,927   $        348            28
     More than six months but less than nine months            648,929          3,922            49
     More than nine months but less than twelve months         110,196            959             6
     Twelve months or greater                                  318,343          3,486            21
                                                          ------------   ------------    -----------
     Total                                                $  1,224,395   $      8,715           104
                                                          ============   ============    ===========

     The Company plans to hold its securities until the gross unrealized losses are recovered.

7.   Reinsurance

     In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

     As of December 31, 2004 the Company had reinsurance recoverables in dispute of $80,435,000.

     Reserves for unearned premiums and paid and unpaid losses and loss adjustment expenses, including those incurred but not reported to the Company, have been reduced for reinsurance ceded as follows:

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     (in thousands)
     --------------
                                                                                    Unpaid Losses
                                                              Paid Losses and         and Loss
                                           Unearned Premium   Loss Adjustment        Adjustment
     2004                                      Reserves          Expenses            Expenses
     ----                                  ----------------   ----------------    ----------------
     Affiliates                            $      9,095,231   $         (5,225)   $     29,697,663
     Non-Affiliates                                 488,434            264,218           2,999,793
                                           ----------------   -----------------   ----------------
     Total                                 $      9,583,665   $        258,993    $     32,697,456
                                           ----------------   -----------------   ----------------

     Net premiums written and earned comprise the following:

     (in thousands)
     --------------
                                                    Written           Earned
                                               ---------------   ---------------
     2004
     Direct business                           $     6,361,956   $     6,291,282
     Reinsurance assumed
       Affiliates                                   21,103,816        19,703,510
       Non-Affiliates                                  502,326           533,280
                                               ---------------   ---------------
     Reinsurance ceded
       Affiliates                                   19,544,479        18,386,791
       Non-Affiliates                                1,394,320         1,548,619
                                               ---------------   ---------------
     Net premiums                              $     7,029,299   $     6,592,662
                                               ===============   ===============

     Reinsurance Accounted for as a Deposit

     The Company has entered into several reinsurance agreements, both treaty and facultative, which, were determined to be of a deposit type nature. At the inception of the agreements, the Company recorded initial deposit assets of $2,216,986,587 and initial deposit liabilities of $(789,132,395). As of December 31, 2004, the Company had a remaining deposit asset of $1,870,606,809 after taking into account interest income of 112,880,397, loss recoveries of $468,524,055 and additional deposits of $9,263,881 and a remaining deposit liability of $(691,334,955) after taking into account interest expense of $(38,858,587), loss payouts of $105,060,891, amortization of margin of $47,798,181 and additional deposit liabilities of $(16,203,045). As of December 31, 2004 the non-admitted portion of deposit accounting assets was $140,850,525.

     The following unsecured reinsurance recoverables exceeded 3% of the capital and surplus of the Company at December 31, 2004:

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     (in thousands)
     ---------------
     Reinsurer                                                                    Amount
     ---------                                                         -------------------------------
     Affiliates                                                                          $  37,207,997

     Berkshire Hathaway International                                          337
     Cologne Reinsurance Co. of America                                      1,285
     Faraday Reinsurance Co. Ltd. (F/Cologne Re. Co.)                          985
     Geico General Insurance Co.                                               476
     General & Cologne Life Re of America                                    2,562
     General & Cologne Re Australasia Ltd. (New Zealand Branch)                 92
     General Cologne Re Ruckvers-Ag. Wien (F/Kolnische)                        285
     General Re Australasia Ltd. (formerly General Cologne Aust)               841
     General Cologne Re UK  Ltd. (F/ General Re Europe)                        163
     General Reinsurance Corporation                                       190,050
     General Star Indemnity                                                     10
     General Star National Insurance Co.                                     2,463
     Kolnische Ruckversicherungs Gesellschaft                                   73
     National Indemnity Company                                             47,869
     Republic Insurance Company                                              1,792
     Unione Italiana Reinsurance Co. of America                                486
                                                                     -------------
       Total Berkshire Hathaway Group                                                          249,769
                                                                                         -------------
       Total                                                                             $  37,457,766
                                                                                         =============

     Reinsurance Assumed and Ceded

     The maximum amount of return commission which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2004 with the return of the unearned premium reserve is as follows:


     2004

                          Assumed Reinsurance            Ceded Reinsurance                  Net
                        -------------------------   -------------------------    -------------------------
                         Premium      Commission       Premium       Commission     Premium     Commission
     (in thousands)      Reserves       Equity         Reserves        Equity       Reserves      Equity

     Affiliated         $ 9,810,548   $ 1,168,028   $ 9,095,231   $ 1,058,103    $   715,317   $   109,925
     Non Affiliated         945,951       112,624       488,434        56,822        457,517        55,802
                        -----------   -----------   -----------   -----------    -----------   -----------
     Total              $10,756,499   $ 1,280,652   $ 9,583,665   $ 1,114,925    $ 1,172,834   $   165,727
                        ===========   ===========   ===========   ===========    ===========   ===========

     The Company has reported in its 2004 underwriting results $65,362,900 of statutory loss comprised of premiums earned of $(8,776,886) and losses incurred of $56,586,014 as a result of commutations with the following reinsurers:

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Company                                    Amount
     -------                                ------------
     Farm Bureau Mutual                     $    669,519
     Providence Washington                       (18,231)
     TIG Insurance Co.                          (918,265)
     Aviabel S.A.                                289,327
     Royal and Sun Alliance PLC                  247,093
     CX Reinsurance                            4,511,170
     SCOR Re                                  22,458,233
     AXA Corporate Solutions                   3,668,052
     AXA Albingia                              6,161,394
     National Indemnity Co.                    2,818,968
     General Re Corp.                         16,983,762
     Western General Insurance                         -
     Trenwick America                            616,048
     Cottrell Syndicate                          (70,715)
     Converium Reins.                          7,946,545
                                            ------------
     Total                                  $ 65,362,900
                                            ============


                                                               Assumed          Ceded
                                                            -------------    -------------
     Retroactive Reinsurance as of December 31, 2004
     a  Reserves Transferred:
     1) Initial Reserves                                    $ 228,366,301    $ 166,075,748
     2) adjustments - prior year(s)                                     -                -
     3) adjustments - current year                           (191,306,975)     (54,220,952)
                                                            -------------    -------------
     4) current total                                       $  37,059,326    $ 111,854,796
                                                            -------------    -------------
     b  Consideration Paid or Received:
     1) Initial Reserves                                    $ 205,770,000    $ 291,794,595
     2) adjustments - prior year(s)                                     -                -
     3) adjustments - current year                           (190,000,000)     (19,040,279)
                                                            -------------    -------------
     4) current total                                       $  15,770,000    $ 272,754,316
                                                            -------------    -------------
     c  Paid Loss Reimbursed or Recovered:
     1) prior year(s)                                       $   1,511,434    $ 312,858,356
     2) current year                                            1,879,380       31,209,799
                                                            -------------    -------------
     3) current total                                       $   3,390,814    $ 344,068,155
                                                            -------------    -------------
     d  Special Surplus from Retroactive Reinsurance:
     1) initial surplus gain or loss                        $           -    $  50,200,810
     2) adjustments - prior year(s)                                     -                -
     3) adjustments - current year                                      -       35,909,134
                                                            -------------    -------------
     4) current year restricted surplus                                 -       86,109,944
                                                            -------------    -------------
     5) cumulative total transferred to unassigned funds    $           -    $   1,905,426
                                                            -------------    -------------

     e. All cedents and reinsurers involved in all transactions included in summary totals above:

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004


        NAIC/Alien
          Code                        Company                       Assumed          Ceded
     ---------------              ---------------              ---------------   ---------------
                     (in thousands)
                     --------------
     AA-1320035      AXA RE                                      $          -   $    1,066,149
       19453         TRANSRECO                                              -        1,104,850
     AA-3194128      ALLIED WORLD ASSURANCE CO. LTD                         -            9,791
     AA-3194126      ARCH REINSURANCE LTD.                                  -           19,583
     AA-3194130      ENDURANCE SPECIALTY INSURANCE                          -          178,537
     AA-1121425      MARKEL INTL INSURANCE CO LTD.                          -          137,667
       39845         EMPLOYERS REINSURANCE CO                               -          118,119
       10357         PLATINUM UNDERWRITERS REINSURA                         -           79,477
       23043         LIBERTY MUTUAL                                         -           54,736
       22977         LUMBERMENS MUTUAL CASUALTY CO                          -          182,428
       42439         TOA RE INS CO OF AMERICA                               -          232,475
     AA-1121366      SPHERE DRAKE INSURANCE LTD                             -            4,509
     AA-1340099      ALLIANZ MARINE & AVIATION VERS                         -           50,865
       30058         SCOR REINS. CO.                                        -           15,638
     AA-3190800      ALEA (BERMUDA) LTD.                                    -          261,447
     AA-1120355      CX REINSURANCE COMPANY LTD.                            -          364,856
     AA-1340125      HANNOVER RUCKVERSICHERUNGS AG.                         -          332,674
       19895         ATLANTIC MUTUAL INS. CO.                               -           13,299
     AA-1930320      GORDIAN RUNOFF LTD.                                    -           50,039
     AA-1320105      COMPAGNIE TRANSCONTINENTALE DE                         -            3,337
     AA-1340085      E&S RUCKVERSICHERUNGS AG                               -            5,338
     AA-1340255      WURTTEMBURGISCHE VERSICHERUNG,                         -          151,740
     AA-1120440      COPENHAGEN REINSURANCE (U.K.)                          -            3,008
     AA-1120140      ALLIANZ CORNHILL INS PLC                               -          161,388
     AA-1121400      SWISS REINSURANCE CO. (UK) LTD                         -          121,040
     AA-1460080      HELVETIA, COMPAGNIE SUISSE D'A                         -          130,063
     AA-1460025      LA BALOISE INS. CO. LTD.                               -           64,672
       10103         AMERICAN AGRICULTURAL INS. CO.                         -           30,448
       10227         AMERICAN REINSURANCE                                   -          157,714
       24767         ST. PAUL F&M-MN.                                       -          629,661
       25070         CLEARWATER INS. CO                                     -          196,976
     AA-1340218      TELA VERSICHERUNG AKT.                                 -           45,130
       22969         GE REINSURANCE CORP.                                   -           82,143
     AA-1120512      GE SPECIALTY                                           -            9,060
       25364         SWISS RE AMERICA CORP.                                 -        1,755,792
       20443         CONTINENTAL CASUALTY COMPANY                           -          166,103
       13021         UNITED FIRE & CASUALTY COMPANY                         -            1,684
     AA-1120481      QBE INT'L INS LTD                                      -           96,559
     AA-1560483      HANNOVER RE-CANADA                                     -          301,112
     AA-3190256      LYNDON PROPERTY INS. CO.                               -          277,258
       10048         HYUNDAI M & F INS CO (US BR)                           -            2,527
     AA-1126002      LLOYDS 0002                                            -          161,388
     AA-1126033      LLOYDS 0033                                            -            1,501
     AA-1126040      LLOYDS 0040                                            -            3,008
     AA-1126079      LLOYDS 0079                                            -           15,071
     AA-1126112      LLOYDS 0112                                            -            4,522
     AA-1126122      LLOYDS 0122                                            -            3,008
     AA-1126183      LLOYDS 0183                                            -            6,032

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004


     AA-1126205      LLOYDS 0205                                            -           63,704
     AA-1126376      LLOYDS 0376                                            -            3,008
     AA-1126483      LLOYDS 0483                                            -            4,522
     AA-1126484      LLOYDS 0484                                            -            2,255
     AA-1126535      LLOYDS 0535                                            -           95,566
     AA-1126957      LLOYDS 0957                                            -           84,612
     AA-1126990      LLOYDS 0990                                            -           32,603
     AA-1126991      LLOYDS 0991                                            -            3,008
     AA-1127003      LLOYDS 1003                                            -            4,522
     AA-1127047      LLOYDS 1047                                            -            1,501
     AA-1127212      LLOYDS 1212                                            -          194,896
     AA-1127215      LLOYDS 1215                                            -            3,008
     AA-1127221      LLOYDS 1221                                            -           95,566
     AA-1128488      LLOYDS 2488                                            -          212,435
     AA-1126034      LLOYDS 0034                                            -           12,050
     AA-1128001      LLOYDS 2001                                            -           48,417
     AA-1127241      LLOYDS 1241                                            -          242,783
       82627         SWISS RE LIFE & HEALTH AMERICA                         -          347,690
       31089         REPUBLIC WESTERN INS CO                                -            4,211
       38776         FOLKSAMERICA REINSURANCE CO.                           -          236,880
       36552         AXA CORPORATE SOLUTIONS                                -           31,609
       39322         GENERAL SECURITY NATIONAL                              -          244,494
       34894         TRENWICK AMERICA RE                                    -          207,995
       32603         BERKLEY INS CO                                         -           78,857
     AA-1320035      AXA RE                                                 -          135,307
     AA-1120126      ALEA LONDON LTD.                                       -           80,695
       39675         PMA CAPITAL INS CO                                     -          157,714
     AA-1560745      SCOR CANADA REINSURANCE COMPAN                         -          389,177
       42439         TOA-RE INS CO.                                         -          257,957
     AA-1340090      GE FRANKONA RUCKVERSICHERUNGS                          -           14,736
     AA-3190529      GAI INS CO. LTD.                                       -          135,127
       23680         ODYSSEY AMER RE CORP.                                  -        1,193,283
     AA-3190005      AMERICAN INTERNATIONAL REINS. CO., LTD.                -       64,376,560
       15032         GUIDEONE MUTUAL INS. CO.                      11,269,882                -
     AA-3191086      ASTRO LTD.                                             -          664,722
       10535         ALASKA SCHOOLS INS. CO.                                -           45,256
     AA-3160040      DBB INSURANCE CO. LTD.                                 -          186,064
         -           UPINSCO INC.                                           -        3,405,007
         -           P.E.G. REINSURANCE CO.                                 -       28,515,669
         -           BUILDERS INS. CO., LTD.                                -          145,075
       19399         AIU INSURANCE CO.                              1,074,171        1,031,829
       19380         AMERICAN HOME ASSURANCE CO.                    5,111,238                -
       19445         NATIONAL UNION INS. CO. OF PITTSBURGH, PA.    19,604,035                -
                                                                 ------------   --------------
                       Total                                     $ 37,059,326   $  111,854,796
                                                                 ------------   --------------

                                       25

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

8.   Capital and Surplus and Dividend Restrictions

     Under Pennsylvania law the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the greater of 10% of the Company's statutory surplus, excluding approximately $1.9 billion from an investment in an affiliate for which proper approval from the Insurance Department of the Commonwealth of Pennsylvania has been received, as of December 31, 2004, or 100% of the Company's net income, for the preceding twelve-month period ending December 31, 2004) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the Commonwealth of Pennsylvania. At December 31, 2004, the maximum dividend payments, which may be made without prior approval during 2005, is approximately $739,743,022. Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose. The portion of unassigned funds (surplus) at December 31, 2004 represented or reduced by each item below is as follows:

     (a) Unrealized gains and losses  $      3,366,545,473
     (b) Non-admitted asset values    $      (560,218,619)
     (c) Separate account business    $                  -
     (d) Assets valuation reserves    $                  -
     (e) Provision for reinsurance    $      (334,695,745)

     The Company has 1,000,000 shares authorized, 895,750 issued and outstanding of common stock with a par value per share of $5. The Company has no preferred stock outstanding.

     The issued capital and surplus position of the Company at December 31, 2004 was as follows:

                                                                    2004
                                                              ----------------
     Common stock, par value                                  $      4,478,750
     Common stock in excess of par value                         2,494,261,950
                                                              ----------------
                                              Total capital      2,498,740,700
                                                              ----------------

     Unassigned surplus                                          4,791,970,884
     Special surplus from retroactive
      reinsurance                                                   86,109,944
                                                              ----------------
                                              Total surplus      4,878,080,828
                                                              ----------------
                                          Total capital and
                                                    surplus   $  7,376,821,528
                                                              ----------------


9.   Other Items

     September 11, 2001 Events

     In 2004, the gross losses recognized as a result of September 11 events for the Company were $(25,297,272) of which $(19,800,683) are recovered or recoverable. Thus, the net incurred is $(5,496,589). All contingencies and unpaid claims or losses resulting from the September 11 events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term. The Company does not believe it is subject to any unusual risk concentrations.

     The Company underwrites a significant concentration of its direct business with brokers.

     As of December 31, 2004 the amount of reserve credit recorded for high deductibles on unpaid claims was $3,369.4 million and the amount billed and recoverable on paid claims was $387.6 million. As of December 31, 2004 the non-admitted balance was $22.3 million.

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company's direct percentage of policyholder dividend participating policies is 0%. Policyholder dividends are accounted for on an incurred basis and the amount of policyholder dividends was $561,863 in 2004.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     The following balances comprise "Other Assets" in the accompanying Statement of Admitted Assets.

                                                        2004
                                                  -------------

     Guaranty funds receivable or on deposit      $  19,744,875
     Loss funds on deposit                           79,741,087
     Outstanding loss drafts                        293,065,933
     Accrued recoverables                             6,294,320
     Other                                          (42,381,576)
                                                  -------------
     Other assets                                 $ 356,464,639
                                                  -------------


     The Company routinely assesses the collectibility of its receivable balances and has established reserves for potential uncollectible premiums receivable due from agents' and reinsurance recoverable balances. The Company has established reserves of $106.9 million to cover any potential uncollectible balance, which are reported as a contra asset within "Other Assets" in the accompanying Statement of Admitted Assets.

10.  Contingencies

     Legal Proceedings:

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, the Company, and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the 1999 classes that were allegedly defrauded by the settlement. The AIG Defendants, and Caremark are seeking appellate relief from the Alabama Supreme Court. The AIG Defendants cannot now estimate either the likelihood of their prevailing in these actions, or the potential damages in the event liability is determined.

     On September 2, 2005 AIG sued Robert Plan Corporation, the agency, which services the Personal Lines Pool assigned risk business alleging the misappropriation of funds and other violations related to contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued AIG for $370 million in disgorged profits and $500 million of punitive damages. Subsequently, American Home Assurance Company was named as a plaintiff in this case. AIG believes this lawsuit is without merit and intends to defend it vigorously.

     On October 14, 2004, the Office of the Attorney General of the State of New York (NYAG) brought a lawsuit challenging certain insurance brokerage practices related to contingent commissions. Neither AIG nor any of its subsidiaries is a defendant in that action, although two employees of American Home Assurance Company (American Home) pleaded guilty in connection with the NYAG's investigation in October 2004 and two additional employees of American Home pleaded guilty in February 2005. AIG and the Company have cooperated, and will continue to cooperate, in the investigation. Regulators from several additional states have commenced investigations into the same matters, and the Company expects there will be additional investigations as well.

     In February 2005, AIG received subpoenas from the NYAG and the SEC relating to investigations into the use of non-traditional insurance products and certain assumed reinsurance transactions and AIG's accounting for such transactions. The United States

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Department of Justice and various state regulators are also investigating related issues. AIG and the Company have cooperated, and will continue to cooperate, in producing documents and other information in response to the subpoenas.

     A number of lawsuits have been filed regarding the subject matter of the investigations of insurance brokerage practices, including derivative actions, individual actions and class actions under the federal securities laws, Racketeer Influenced and Corrupt Organizations Act (RICO), Employee Retirement Income Security Act (ERISA) and state common and corporate laws in both federal and state courts.

     Between October 19, 2004 and August 1, 2005, AIG or its subsidiaries, including the Company, were named as a defendant in thirteen complaints that were filed in federal court and two that were originally filed in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust laws, as well as federal RICO laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey. The remainder of these cases are in the process of being transferred to the District of New Jersey. On August 1, 2005, the plaintiffs in the multidistrict litigation filed a First Consolidated Amended Commercial Class Action Complaint which names AIG, the Company, and the following additional AIG subsidiaries as defendants: AIU Insurance Company, American Home, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania. Also on August 1, 2005, AIG, American Home and AIG Life Insurance Company were named as defendants in a First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA. In addition, two complaints were filed against AIG, and AIG and Lexington Insurance Company, respectively, in Massachusetts state court, and one complaint was filed against AIG in Florida state court, making claims similar to those in the federal cases above.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with industry-wide and other inquiries. It is possible that additional civil or regulatory proceedings will be filed.

     Various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance written between 1985 and 1996.

     On May 18, 2005, the Office of Insurance Regulation (the OIR) of the State of Florida issued an Order (the Order) notifying 43 insurers within the AIG holding company system, including the Company, which are either authorized insurers or eligible surplus lines insurers in the State of Florida (the AIG Insurers) of an investigation to be made of the AIG Insurers. The Order requires the AIG Insurers to provide certain information about, and take certain steps with respect to, the "improper or inappropriate transactions" referenced in the March 30, 2005 and May 1, 2005 AIG press releases referenced in and attached to the Order. The Order cites several provisions of the Florida laws, including Section 624.404(3)(a) of the Florida Statutes which prohibits the continuance of authority to transact insurance in the State of Florida to any insurer the management, officers, or directors of which are found to be, among other things, untrustworthy. The Order was amended on June 10, 2005 to state that a number of the AIG Insurers, based on representations they made to the OIR, have complied with the Order. The amended Order also granted the remaining AIG Insurers an extension of 90 days, until September 6, 2005, to complete their response to certain aspects of the Order and provide the OIR with certain other requested information. On September 6, 2005, the OIR agreed that the Order would be again amended to grant the remaining AIG Insurers a further extension of 90 days, until December 5, 2005, in which to complete their response. The OIR indicated that this further extension is warranted in light of the continuing cooperation of the AIG Insurers with the OIR's investigation. A draft amended Order memorializing the extension is presently pending execution.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial condition or results of operation.

     The Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at this time. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial condition, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

     Other Matters:

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for incurred but not reported losses (IBNR) and loss adjustment expenses based on management's judgment after reviewing all the available loss, exposure, and other information.

     The Company's asbestos related losses and loss adjustment expenses (case &
     IBNR) are as follows:

     (in thousands)
     ----------------------------------------------------------------------------------------
     Asbestos Losses-                                                                 2004
     ----------------------------------------------------------------------------------------
     Gross of reinsurance:
     Beginning reserve                                                           $    306,613
     Incurred loss and loss adjustment expenses                                       601,962
     Calendar year payments for losses and loss adjustment expenses                   81,857
                                                                                 ------------
     Ending reserves                                                             $    826,718
                                                                                 ============
     Net of reinsurance:
     Beginning reserve                                                           $    108,999
     Incurred loss and loss adjustment expenses                                       291,003
     Calendar year payments for losses and loss adjustment expenses                    32,393
                                                                                 ------------
     Ending reserves                                                             $    367,609
                                                                                 ============

     The Company's environmental related losses and loss adjustment expenses (case & IBNR) are as follows:

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     (in thousands)
     -------------------------------------------------------------------------------------
     Environmental Losses -                                                        2004
     -------------------------------------------------------------------------------------
     Gross of reinsurance:
     Beginning reserve                                                        $    204,822
     Incurred loss and loss adjustment expenses                                    117,251
     Calendar year payments for losses and loss adjustment expenses                 43,919
                                                                              ------------
     Ending reserves                                                          $    278,154
                                                                              ============
     Net of reinsurance:
     Beginning reserve                                                        $     85,324
     Incurred loss and loss adjustment expenses                                     87,348
     Calendar year payments for losses and loss adjustment expenses                 22,757
                                                                              ------------
     Ending reserves                                                          $    149,915
                                                                              ============

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2004 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers supplying the annuity , on certain structured settlements, are unable to meet their obligations, the Company would be liable for the payments of benefits. The Company has never incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved the likelihood of a loss is remote.

         Loss Reserves Eliminated By Annuities     Unrecorded Loss Contingencies

                  $702,110,000                              $685,500,000

     The Company has entered into a credit agreement with its ultimate Parent, whereby the Company may loan, subject to contractually agreed interest rates, up to a maximum of $500 million.

     As part of its private equity portfolio investment, as of December 31, 2004 the Company may be called upon for an additional capital investment of up to $172.0 million. The Company expects only a small portion will be called during 2005.

     The Company has committed to provide 50.0 million sterling pounds ($95.8 million) in capital to a Lloyds Syndicate. The Company believes that the likelihood of a payment during 2005 is remote.

11.  Liability for Unpaid and Loss Adjustment Expenses

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Activity in the liability for unpaid claims and claim adjustment expenses is summarized as follows:

     (in thousands)                                                     2004
     ---------------------------------------------------------------------------
     Reserve for unpaid loss and LAE at the beginning
      of the year                                                 $  14,466,713
       Less reinsurance recoverables                                  7,779,979
                                                                  -------------
                                                                      6,686,734
     Incurred losses and LAE related to:
       Current year                                                   4,808,892
       Prior year                                                     1,798,026
                                                                  -------------
     Total Incurred losses and LAE                                    6,606,918
                                                                  -------------
     Paid losses and LAE related to:
       Current year                                                     930,546
       Prior year                                                     3,899,255
                                                                  -------------
     Total paid losses and LAE                                        4,829,801
                                                                  -------------
     Reserves for unpaid losses and LAE at end of year                9,811,368
       Plus unpaid losses and LAE recoverable                         6,341,990
                                                                  -------------
                                                                  $  16,153,358
                                                                  =============

     "Due to SSAP No. 3 "Correction of an Error", the incurred figures do not agree with the company financial statement (underwriting and investment exhibit). The figures are presented in accordance with the Company's Schedule P treatment."

     Estimated ultimate incurred losses and loss adjustment expenses attributable to insured events of prior years increased by $3,127,717,000 in calendar years 2004. This increase was generally the result of actual loss emergence in 2004 as well as ongoing analysis of recent loss development trends.

     Unpaid losses and loss adjustment expenses have been reduced by anticipated salvage and subrogation in the amount of approximately $170,076,000 at December 31, 2004

12.  Subsequent Events (Unaudited)

     In late August 2005 a category 4 hurricane, Katrina hit the central gulf coast area and New Orleans, Louisiana. The Company has estimated its potential pre-tax loss exposure for Hurricane Katrina, including cost of reinstatements to be $63.7 million.

     On October 15, 2005, the Company entered into a Capital Maintenance Agreement (CMA) with its ultimate Parent, AIG. The CMA requires a capital contribution to the Company in the event its 2004 surplus drops below its currently filed level, or its RBC ratio drops below 200% of Authorized Control Level for 2004, each as determined by the Company domiciliary regulator. The CMA expires 12 months after issuance.

                                 GUP AND GTS-VA
                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements, incorporated by reference to Post-Effective Amendment No. 61 to Form N-4 Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 29, 2005, Accession No. 0000950129-05-004399, or included herein:

     (i) Audited Financial Statements - The Variable Annuity Life Insurance Company
           Report of Independent Registered Public Accounting Firm Consolidated Balance Sheets
           Consolidated Statements of Income and Comprehensive Income Consolidated Statements of Cash Flows
           Notes to Consolidated Financial Statements

     (ii) Audited Financial Statements - The Variable Annuity Life Insurance Company Separate Account A
           Report of Independent Registered Public Accounting Firm
           Statement of Net Assets
           Statement of Operations
           Statements of Changes in Net Assets
           Notes to Financial Statements

     (iii) The statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company as of December 31, 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for the year then ended are included herein.

(b)  Exhibits

     1(a). Resolutions adopted by The Variable Annuity Life Insurance Company
           Board of Directors at its Annual Meeting of April 18, 1979 establishing The Variable Annuity Life Insurance Company Separate Account A.(1)

     1(b). Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of Executive Committee of The Variable Annuity Life Insurance Company Board of Directors. (4)

     2.    Not Applicable.

     3. Underwriting Agreement between The Variable Annuity Life Insurance Company, The Variable Annuity Life Insurance Company Separate Account A and American General Distributors, Inc. (1)

     4(a). Form of Group Annuity Contract (Form GTS-VA-1). (1)

     4(b). Form of Group Annuity Contract (Form GUP-64). (1)

     4(c). Form of Group Annuity Contract (Form GUP-74). (1)

     5(a). Form of Application for Annuity Contract Forms IFA-582, GFA-582, GUP
           64/74 and GTSVA. (1)

     5(b). Form of Group Master Application for Group Unit Purchase Annuity (GUP
           64/74). (1)

     5(c). Form of Endorsement to Nonqualified Deferred Compensation Plan. (3)

     6(a). Copy of Amended and Restated Articles of Incorporation of The
           Variable Annuity Life Insurance Company effective as of April 28, 1989. (1)

     6(b). Copy of Amendment Number One to Amended and Restated Articles of
           Incorporation of The Variable Annuity Life Insurance Company as amended through April 28, 1989, effective March 28, 1990. (1)

     6(c). Copy of Amended and Restated Bylaws of The Variable Annuity Life
           Insurance Company as amended through July 18, 2001. (4)

     7.    Not Applicable.

     8(a). General Guarantee Agreement between The Variable Annuity Life
           Insurance Company and American Home Assurance Company. (7)

     9(a). Opinion and consent of counsel for Depositor. (Filed herewith)

     9(b). Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to
           American Home Assurance Company. (Filed herewith)

     10. Consent of Independent Registered Public Accounting Firm. (Filed herewith)

     11.   Not Applicable.

     12.   Not Applicable.

     13.   Calculation of standard and nonstandard performance information. (2)

     14.   Powers of Attorney (5) (6).

     15. Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which form requires the signed acknowledgement of participants who purchase Section 403(b) annuities with regard to these withdrawal restrictions. (1)

--------------

(1) Incorporated by reference to Post-Effective Amendment No. 52 to Form N-4 Registration Statement/File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 27, 1998, accession number 0000950129-98-001757.

(2) Incorporated by reference to Post-Effective Amendment No. 51 to Form N-4 Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 18, 1997, accession number 0000950129-97-001637.

(3) Incorporated by reference to Post-Effective Amendment No. 54 to Form N-4 Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 28, 2000, accession number 0000950129-00-002030.

(4) Incorporated by reference to Post-Effective Amendment No. 57 to Form N-4 Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2003, accession number 0000950129-03-002382.

(5) Incorporated by reference to Post-Effective Amendment No. 58 to Form N-4 Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2004, accession number 0000950129-04-002626.

(6) Incorporated by reference to Post-Effective Amendment No. 61 to Form N-4 Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 29, 2005, accession number 0000950129-05-004399.

(7) Incorporated by reference to Post-Effective Amendment No. 62 to Form N-4 Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on August 12, 2005, accession number 0000354912-05-000048.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company as of May 5, 2005 are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES AND PRINCIPAL                 POSITIONS AND OFFICES
BUSINESS ADDRESS                    HELD WITH DEPOSITOR
-------------------                 ---------------------

      Officer                             Title
      -------                             -----
Jay S. Wintrob*                     Director
Bruce R. Abrams                     Director, President and Chief
                                    Executive Officer
M. Kathleen Adamson                 Director, Executive Vice President -
                                    Operations Administration
James R. Belardi                    Executive Vice President
Mary L. Cavanaugh                   Director, Executive Vice President,
                                    General Counsel & Secretary
Randall W. Epright**                Executive Vice President & Chief Information
                                    Officer
Richard Lindsay                     Executive Vice President - Strategic Planning
Michael J. Perry                    Executive Vice President - National Sales
Jay G. Wilkinson                    Executive Vice President - Group
                                    Management
Michael J. Akers                    Director, Senior Vice President &
                                    Chief Actuary
Lillian Caliman                     Senior Vice President & Divisional Chief
                                    Information Officer
Evelyn Curran                       Senior Vice President - Product Development
David H. den Boer                   Senior Vice President & Chief Compliance
                                    Officer
N. Scott Gillis**                   Director, Senior Vice President &
                                    Principal Financial Officer
Glenn Harris                        Senior Vice President - Group Management
Sharla A. Jackson***                Senior Vice President - Customer Service
                                    Amarillo
Thomas G. Norwood                   Senior Vice President - Broker/Dealer
                                    Operations
Jamie L. Ohl                        Senior Vice President - Group Management
Peter W. Seroka                     Senior Vice President - Marketing
Thomas A. Shimko****                Senior Vice President - AIG Edge
Brenda Simmons                      Senior Vice President - Client Contribution
                                    Services
Robert E. Steele***                 Senior Vice President - Specialty Products
Richard L. Bailey                   Vice President - Group Actuarial
Kurt W. Bernlohr                    Vice President - Product Strategy
Mary C. Birmingham                  Vice President - Client Contribution Services
Gregory Stephen Broer               Vice President - Actuarial

Marta L. Brown                      Vice President - Marketing Communications
Michael T. Buchanan                 Vice President
Richard A. Combs                    Vice President - Actuarial
Neil J. Davidson                    Vice President - Actuarial
Terry B. Festervand                 Vice President & Treasurer
Darlene Flagg                       Vice President - Marketing Communications
Mark D. Foster                      Vice President - VFA Compensation
Daniel Fritz                        Vice President - Actuarial
Marc Gamsin*                        Vice President
Michael D. Gifford                  Vice President - Marketing
Eric B. Holmes                      Vice President
Stephen M. Hughes                   Vice President - Marketing
Joanne M. Jarvis                    Vice President - Sales Planning & Reporting
Joan M. Keller                      Vice President - Client Service Processing
William R. Keller, Jr.              Vice President - Strategic Planning
Ted G. Kennedy                      Vice President - Government Relations
Calvin King                         Vice President - North Houston CCC
Gary J. Kleinman****                Vice President
Suzanne A. Krenz                    Vice President - Marketing
Kathleen M. McCutcheon              Director, Vice President - Human Resources
Pirie McIndoe                       Vice President
Joseph P. McKernan                  Vice President - Information Technology
Kevin S. Nazworth                   Vice President
Greg Outcalt                        Vice President
Rembert R. Owen, Jr.                Vice President & Assistant Secretary
Linda C. Robinson                   Vice President - Group Plan Administration
Keith Schlosser                     Vice President - Sales Executive
                                    Administration
Richard W. Scott****                Vice President & Chief Investment Officer
Cynthia S. Seeman                   Vice President - Account Management
James P. Steele***                  Vice President - Specialty Products
Daniel R. Swick                     Vice President
Richard Turner                      Vice President - Retirement Services Tax
Sarah Van Beck                      Vice President - Financial Reporting
Frank A. Venutolo                   Vice President - Marketing
Krien Verberkmoes                   Vice President - Sales Compliance
Darla G. Wilton                     Vice President - National Sales
W. Larry Mask                       Real Estate Investment Officer &
                                    Assistant Secretary
Dan Cricks                          Tax Officer
Kortney S. Farmer                   Assistant Secretary
Tracey E. Harris                    Assistant Secretary
Russell J. Lessard                  Assistant Secretary
Connie E. Pritchett***              Assistant Secretary
Frederick J. Sdao                   Assistant Secretary
Katherine Stoner                    Assistant Secretary
John Fleming                        Assistant Treasurer
Louis McNeal                        Assistant Treasurer
Tara S. Rock                        Assistant Treasurer

*    1 SunAmerica Center, Los Angeles, California 90067-6022
**   21650 Oxnard Ave., Woodland Hills, California 91367
***  205 E. 10th Avenue, Amarillo, Texas 79101
**** 70 Pine Street, New York, New York 10270

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of this Item 26. An organizational chart for AIG can be found as Exhibit 21 in Form 10-K, SEC file number 001-08787, accession number 0000950123-05-006884, filed May 31, 2005.

                               SUBSIDIARIES OF AIG

                                                                                                PERCENTAGE OF
                                                                                                    VOTING
                                                                                                  SECURITIES
                                                                              JURISDICTION OF    OWNED BY ITS
                                                                             INCORPORATION OR     IMMEDIATE
                                                                               ORGANIZATION       PARENT (2)
----------------------------------------------------------------------------------------------------------------
American International Group, Inc.(1)                                        Delaware                (3)
----------------------------------------------------------------------------------------------------------------
     AIG Aviation, Inc.                                                      Georgia           100
----------------------------------------------------------------------------------------------------------------
     AIG Bulgaria Insurance and Reinsurance Company EAD                      Bulgaria          100
----------------------------------------------------------------------------------------------------------------
     AIG Capital Corporation                                                 Delaware          100
----------------------------------------------------------------------------------------------------------------
         AIG Consumer Finance Group, Inc.                                    Delaware          100
----------------------------------------------------------------------------------------------------------------
              AIG Bank Polska S.A.                                           Poland            97.23
----------------------------------------------------------------------------------------------------------------
              AIG Credit S.A.                                                Poland            80
----------------------------------------------------------------------------------------------------------------
              Compania Financiera Argentina S.A.                             Argentina         92.7
----------------------------------------------------------------------------------------------------------------
         AIG Finance Holdings, Inc.                                          New York          100
----------------------------------------------------------------------------------------------------------------
              AIG Finance (Hong Kong) Limited                                Hong Kong         100
----------------------------------------------------------------------------------------------------------------
         AIG Global Asset Management Holdings Corp.                          Delaware          100
----------------------------------------------------------------------------------------------------------------
              AIG Asset Management Services, Inc.                            Delaware          100
----------------------------------------------------------------------------------------------------------------
                  Brazos Capital Management, L.P.                            Delaware          92
----------------------------------------------------------------------------------------------------------------
              AIG Capital Partners, Inc.                                     Delaware          100
----------------------------------------------------------------------------------------------------------------
              AIG Equity Sales Corp.                                         New York          100
----------------------------------------------------------------------------------------------------------------
              AIG Global Investment Corp                                     New Jersey        100
----------------------------------------------------------------------------------------------------------------
         International Lease Finance Corporation                             California        64.85 (4)
----------------------------------------------------------------------------------------------------------------
         AIG Global Real Estate Investment Corp.                             Delaware          100
----------------------------------------------------------------------------------------------------------------
     AIG Credit Corp.                                                        Delaware          100
----------------------------------------------------------------------------------------------------------------
         A.I. Credit Corp.                                                   New Hampshire     100
----------------------------------------------------------------------------------------------------------------
         Imperial Premium Finance, Inc.                                      California        100
----------------------------------------------------------------------------------------------------------------
         Imperial Premium Finance, Inc.                                      Delaware          100
----------------------------------------------------------------------------------------------------------------
     AIG Egypt Insurance Company, S.A.E                                      Egypt             89.98
----------------------------------------------------------------------------------------------------------------
     AIG Federal Savings Bank                                                Delaware          100
----------------------------------------------------------------------------------------------------------------
     AIG Financial Advisor Services, Inc.                                    Delaware          100
----------------------------------------------------------------------------------------------------------------
         AIG Financial Advisor Services (Europe), S.A.                       Luxembourg        100
----------------------------------------------------------------------------------------------------------------
     AIG Financial Products Corp.                                            Delaware          100
----------------------------------------------------------------------------------------------------------------
         AIG Matched Funding Corp.                                           Delaware          100
----------------------------------------------------------------------------------------------------------------
         Banque AIG                                                          France            90 (5)
----------------------------------------------------------------------------------------------------------------
     AIG Funding, Inc.                                                       Delaware          100
----------------------------------------------------------------------------------------------------------------
     AIG Global Trade & Political Risk Insurance Company                     New Jersey        100
----------------------------------------------------------------------------------------------------------------
     A.I.G. Golden Insurance Ltd.                                            Israel            50.01
----------------------------------------------------------------------------------------------------------------
     AIG Life Insurance Company                                              Delaware          79 (6)
----------------------------------------------------------------------------------------------------------------
     AIG Life Insurance Company of Canada                                    Canada            100
----------------------------------------------------------------------------------------------------------------
     AIG Life Insurance Company of Puerto Rico                               Puerto Rico       100
----------------------------------------------------------------------------------------------------------------
     AIG Liquidity Corp.                                                     Delaware          100
----------------------------------------------------------------------------------------------------------------

     AIG Marketing, Inc.                                                     Delaware          100
----------------------------------------------------------------------------------------------------------------
     AIG Memsa, Inc                                                          Delaware          100 (7)
----------------------------------------------------------------------------------------------------------------
         Tata AIG General Insurance Company Limited                          India             26
----------------------------------------------------------------------------------------------------------------
     AIG Private Bank, Ltd.                                                  Switzerland       100
----------------------------------------------------------------------------------------------------------------
     AIG Retirement Services, Inc.                                           Delaware          100 (8)
----------------------------------------------------------------------------------------------------------------
         SunAmerica Life Insurance Company                                   Arizona           100
----------------------------------------------------------------------------------------------------------------
              SunAmerica Investments, Inc.                                   Georgia           70 (9)
----------------------------------------------------------------------------------------------------------------
                  AIG Advisor Group, Inc                                     Maryland          100
----------------------------------------------------------------------------------------------------------------
                      Advantage Capital Corporation                          New York          100
----------------------------------------------------------------------------------------------------------------
                      FSC Securities Corporation                             Delaware          100
----------------------------------------------------------------------------------------------------------------
                      Royal Alliance Associates, Inc.                        Delaware          100
----------------------------------------------------------------------------------------------------------------
                      Sentra Securities Corporation                          California        100
----------------------------------------------------------------------------------------------------------------
                      Spelman & Co., Inc                                     California        100
----------------------------------------------------------------------------------------------------------------
                      SunAmerica Securities, Inc.                            Delaware          100
----------------------------------------------------------------------------------------------------------------
                  AIG SunAmerica Life Assurance Company                      Arizona           100 (10)
----------------------------------------------------------------------------------------------------------------
                      AIG SunAmerica Asset Management Corp.                  Delaware          100
----------------------------------------------------------------------------------------------------------------
                           AIG SunAmerica Capital Services, Inc.             Delaware          100
----------------------------------------------------------------------------------------------------------------
                  First SunAmerica Life Insurance Company                    New York          100
----------------------------------------------------------------------------------------------------------------
     AIG Risk Management, Inc.                                               New York          100
----------------------------------------------------------------------------------------------------------------
     AIG Technologies, Inc.                                                  New Hampshire     100
----------------------------------------------------------------------------------------------------------------
     AIGTI, Inc.                                                             Delaware          100
----------------------------------------------------------------------------------------------------------------
     AIG Trading Group Inc.                                                  Delaware          100
----------------------------------------------------------------------------------------------------------------
         AIG International, Inc.                                             Delaware          100
----------------------------------------------------------------------------------------------------------------
     AIG Insurance Company                                                   New York          52 (11)
----------------------------------------------------------------------------------------------------------------
     AIU North America, Inc.                                                 New York          100
----------------------------------------------------------------------------------------------------------------
     American General Corporation                                            Texas             100
----------------------------------------------------------------------------------------------------------------
         American General Bancassurance Services, Inc                        Illinois          100
----------------------------------------------------------------------------------------------------------------
         AGC Life Insurance Company                                          Missouri          100
----------------------------------------------------------------------------------------------------------------
              AIG Assurance Canada                                           Canada            100 (7)
----------------------------------------------------------------------------------------------------------------
              AIG Life of Bermuda, Ltd.                                      Bermuda           100
----------------------------------------------------------------------------------------------------------------
              American General Life and Accident Insurance Company           Tennessee         100
----------------------------------------------------------------------------------------------------------------
              American General Life Insurance Company                        Texas             100
----------------------------------------------------------------------------------------------------------------
                  American General Annuity Service Corporation               Texas             100
----------------------------------------------------------------------------------------------------------------
                  AIG Enterprise Services, LLC                               Delaware          100
----------------------------------------------------------------------------------------------------------------
                  American General Equity Services Corporation               Delaware          100
----------------------------------------------------------------------------------------------------------------
                  American General Life Companies, LLC                       Delaware          100
----------------------------------------------------------------------------------------------------------------
                  The Variable Insurance Life Insurance Company              Texas             100
----------------------------------------------------------------------------------------------------------------
                      VALIC Retirement Services Company                      Texas             100
----------------------------------------------------------------------------------------------------------------
                      VALIC Trust Company                                    Texas             100
----------------------------------------------------------------------------------------------------------------
              American General Property Insurance Company                    Tennessee         51.85 (12)
----------------------------------------------------------------------------------------------------------------
                  American General Property Insurance Company of Florida     Florida           100
----------------------------------------------------------------------------------------------------------------
              AIG Annuity Insurance Company                                  Texas             100
----------------------------------------------------------------------------------------------------------------
              The United States Life Insurance Company in the City of New
                York                                                         New York          100
----------------------------------------------------------------------------------------------------------------
         American General Finance, Inc.                                      Indiana           100
----------------------------------------------------------------------------------------------------------------
              American General Auto Finance, Inc.                            Delaware          100
----------------------------------------------------------------------------------------------------------------
              American General Finance Corporation                           Indiana           100
----------------------------------------------------------------------------------------------------------------
                  MorEquity, Inc.                                            Nevada            100
----------------------------------------------------------------------------------------------------------------
                      Wilmington Finance, Inc.                               Delaware          100
----------------------------------------------------------------------------------------------------------------
                  Merit Life Insurance Co.                                   Indiana           100
----------------------------------------------------------------------------------------------------------------
                  Yosemite Insurance Company                                 Indiana           100
----------------------------------------------------------------------------------------------------------------
                      CommoLoCo, Inc.                                        Puerto Rico       100
----------------------------------------------------------------------------------------------------------------

              American General Financial Services of Alabama, Inc.           Alabama           100
----------------------------------------------------------------------------------------------------------------
              American General Investment Management Corporation             Delaware          100
----------------------------------------------------------------------------------------------------------------
         American General Reality Investment Corporation                     Texas             100
----------------------------------------------------------------------------------------------------------------
         American General Assurance Company                                  Illinois          100
----------------------------------------------------------------------------------------------------------------
              American General Indemnity Company                             Illinois          100
----------------------------------------------------------------------------------------------------------------
              USLIFE Credit Life Insurance Company of Arizona                Arizona           100
----------------------------------------------------------------------------------------------------------------
         Knickerbocker Corporation                                           Texas             100
----------------------------------------------------------------------------------------------------------------
     American Home Assurance Company                                         New York          100
----------------------------------------------------------------------------------------------------------------
         AIG Domestic Claims, Inc.                                           Delaware          50 (13)
----------------------------------------------------------------------------------------------------------------
         AIG Hawaii Insurance Company, Inc.                                  Hawaii            100
----------------------------------------------------------------------------------------------------------------
              American Pacific Insurance Company, Inc.                       Hawaii            100
----------------------------------------------------------------------------------------------------------------
         American International Insurance Company                            New York          100
----------------------------------------------------------------------------------------------------------------
              American International Insurance Company of California, Inc.   California        100
----------------------------------------------------------------------------------------------------------------
              American International Insurance Company of New Jersey         New Jersey        100
----------------------------------------------------------------------------------------------------------------
              Minnesota Insurance Company                                    Minnesota         100
----------------------------------------------------------------------------------------------------------------
         American International Realty Corp.                                 Delaware          31.5 (14)
----------------------------------------------------------------------------------------------------------------
         Pine Street Real Estate Holdings Corp.                              New Hampshire     31.47 (14)
----------------------------------------------------------------------------------------------------------------
         Transatlantic Holdings, Inc.                                        Delaware          33.45 (15)
----------------------------------------------------------------------------------------------------------------
              Transatlantic Reinsurance Company                              New York          100
----------------------------------------------------------------------------------------------------------------
                  Putnam Reinsurance Company                                 New York          100
----------------------------------------------------------------------------------------------------------------
                  Trans Re Zurich                                            Switzerland       100
----------------------------------------------------------------------------------------------------------------
     American International Insurance Company of Delaware                    Delaware          100
----------------------------------------------------------------------------------------------------------------
     American International Life Assurance Company of New York               New York          77.52 (16)
----------------------------------------------------------------------------------------------------------------
     American International Reinsurance Company, Ltd.                        Bermuda           100
----------------------------------------------------------------------------------------------------------------
         AIG Edison Life Insurance Company                                   Japan             90 (17)
----------------------------------------------------------------------------------------------------------------
         American International Assurance Company, Limited                   Hong Kong         100
----------------------------------------------------------------------------------------------------------------
         American International Assurance Company (Australia) Limited        Australia         100
----------------------------------------------------------------------------------------------------------------
         American International Assurance Company (Bermuda) Limited          Bermuda           100
----------------------------------------------------------------------------------------------------------------
              American International Assurance Co. (Vietnam) Limited         Vietnam           100
----------------------------------------------------------------------------------------------------------------
              Tata AIG Life Insurance Company Limited                        India             26
----------------------------------------------------------------------------------------------------------------
         Nan Shan Life Insurance Company, Ltd.                               Taiwan            95
----------------------------------------------------------------------------------------------------------------
     American International Underwriters Corporation                         New York          100
----------------------------------------------------------------------------------------------------------------
     American International Underwriters Overseas, Ltd.                      Bermuda           100
----------------------------------------------------------------------------------------------------------------
         AIG Europe (Ireland) Limited                                        Ireland           100
----------------------------------------------------------------------------------------------------------------
         AIG Europe (U.K.) Limited                                           England           100
----------------------------------------------------------------------------------------------------------------
         AIG Brasil Companhia de Seguros                                     Brazil            50
----------------------------------------------------------------------------------------------------------------
         Universal Insurance Co., Ltd.                                       Thailand          100
---------------------------------------------------------------------------------------------------------------
         La Seguridad de Centroameica, Compania de Seguros S.A.              Guatemala         100
----------------------------------------------------------------------------------------------------------------
         La Meridional Compania Argetina de Seguros                          Argentina         100
----------------------------------------------------------------------------------------------------------------
         American International Insurance Company of Puerto Rico             Puerto Rico       100
----------------------------------------------------------------------------------------------------------------
         A.I.G. Colombia Seguros Generales S.A.                              Colombia          100
----------------------------------------------------------------------------------------------------------------
         American International Underwriters GmBH                            Germany           100
----------------------------------------------------------------------------------------------------------------
         Underwriters Adjustment Company, Inc.                               Panama            100
----------------------------------------------------------------------------------------------------------------
     American Life Insurance Company                                         Delaware          100
----------------------------------------------------------------------------------------------------------------
         AIG Life (Bulgaria) Z.D. A.D.                                       Bulgaria          100
----------------------------------------------------------------------------------------------------------------
         ALICO, S.A.                                                         France            100
----------------------------------------------------------------------------------------------------------------
         First American Polish Life Insurance and Reinsurance Company, S.A.  Poland            100
----------------------------------------------------------------------------------------------------------------
         Inversiones Interamericana S.A. (Chile)                             Chile             100
----------------------------------------------------------------------------------------------------------------
         Pharaonic American Life Insurance Company                           Egypt             71.63
----------------------------------------------------------------------------------------------------------------
         Unibanco AIG Seguros S.A.                                           Brazil            47.81 (18)
----------------------------------------------------------------------------------------------------------------
     AIG Life Insurance Company (Switzerland) Ltd.                           Switzerland       100
----------------------------------------------------------------------------------------------------------------

     American Security Life Insurance Company, Ltd.                          Liechtenstein     100
----------------------------------------------------------------------------------------------------------------
     Birmingham Fire Insurance Company of Pennsylvania                       Pennsylvania      100
----------------------------------------------------------------------------------------------------------------
     China America Insurance Company, Ltd.                                   Delaware          50
----------------------------------------------------------------------------------------------------------------
     Commerce and Industry Insurance Company                                 New York          100
----------------------------------------------------------------------------------------------------------------
     Commerce and Industry Insurance Company of Canada                       Ontario           100
----------------------------------------------------------------------------------------------------------------
     Delaware American Life Insurance Company                                Delaware          100
----------------------------------------------------------------------------------------------------------------
     Hawaii Insurance Consultants, Ltd.                                      Hawaii            100
----------------------------------------------------------------------------------------------------------------
     HSB Group, Inc.                                                         Delaware          100
----------------------------------------------------------------------------------------------------------------
         The Hartford Steam Boiler Inspection and Insurance Company          Connecticut       100
----------------------------------------------------------------------------------------------------------------
              The Hartford Steam Boiler Inspection and Insurance Company of
                Connecticut                                                  Connecticut       100
----------------------------------------------------------------------------------------------------------------
              HSB Engineering Insurance Limited                              England           100
----------------------------------------------------------------------------------------------------------------
                  The Boiler Inspection and Insurance Company of Canada      Canada            100
----------------------------------------------------------------------------------------------------------------
     The Insurance Company of the State of Pennsylvania                      Pennsylvania      100
----------------------------------------------------------------------------------------------------------------
     Landmark Insurance Company                                              California        100
----------------------------------------------------------------------------------------------------------------
     Mt. Mansfield Company, Inc.                                             Vermont           100
----------------------------------------------------------------------------------------------------------------
     National Union Fire Insurance Company of Pittsburgh, Pa                 Pennsylvania      100
----------------------------------------------------------------------------------------------------------------
         American International Specialty Lines Insurance Company            Alaska            70 (19)
----------------------------------------------------------------------------------------------------------------
         Lexington Insurance Company                                         Delaware          70 (19)
----------------------------------------------------------------------------------------------------------------
              AIG Centennial Insurance Company                               Pennsylvania      100
----------------------------------------------------------------------------------------------------------------
                  AIG Premier Insurance Company                              Pennsylvania      100
----------------------------------------------------------------------------------------------------------------
                      AIG Indemnity Insurance Company                        Pennsylvania      100
----------------------------------------------------------------------------------------------------------------
                  AIG Preferred Insurance Company                            Pennsylvania      100
----------------------------------------------------------------------------------------------------------------
                  AIG Auto Insurance Company of New Jersey                   New Jersey        100
----------------------------------------------------------------------------------------------------------------
              JI Accident & Fire Insurance Co. Ltd.                          Japan             50
----------------------------------------------------------------------------------------------------------------
         National Union Fire Insurance Company of Louisiana                  Louisiana         100
----------------------------------------------------------------------------------------------------------------
         National Union Fire Insurance Company of Vermont                    Vermont           100
----------------------------------------------------------------------------------------------------------------
         21st Century Insurance Group                                        California        33.03 (20)
----------------------------------------------------------------------------------------------------------------
              21st Century Insurance Company                                 California        100
----------------------------------------------------------------------------------------------------------------
              21st Century Casualty Company                                  California        100
----------------------------------------------------------------------------------------------------------------
              21st Century Insurance Company of the Southwest                Texas             100
----------------------------------------------------------------------------------------------------------------
         Starr Excess Liability Insurance Company, Ltd.                      Delaware          100
----------------------------------------------------------------------------------------------------------------
              Starr Excess Liability Insurance International Ltd.            Ireland           100
----------------------------------------------------------------------------------------------------------------
     NHIG Holding Corp.                                                      Delaware          100
----------------------------------------------------------------------------------------------------------------
         Audubon Insurance Company                                           Louisiana         100
----------------------------------------------------------------------------------------------------------------
              Audubon Indemnity Company                                      Mississippi       100
----------------------------------------------------------------------------------------------------------------
              Agency Management Corporation                                  Louisiana         100
----------------------------------------------------------------------------------------------------------------
                  The Gulf Agency, Inc.                                      Alabama           100
----------------------------------------------------------------------------------------------------------------
         New Hampshire Insurance Company                                     Pennsylvania      100
----------------------------------------------------------------------------------------------------------------
              AIG Europe, S.A.                                               France                     (21)
----------------------------------------------------------------------------------------------------------------
              AI Network Corporation                                         Delaware          100
----------------------------------------------------------------------------------------------------------------
              American International Pacific Insurance Company               Colorado          100
----------------------------------------------------------------------------------------------------------------
              American International South Insurance Company                 Pennsylvania      100
----------------------------------------------------------------------------------------------------------------
              Granite State Insurance Company                                Pennsylvania      100
----------------------------------------------------------------------------------------------------------------
              New Hampshire Indemnity Company, Inc.                          Pennsylvania      100
----------------------------------------------------------------------------------------------------------------
              AIG National Insurance Company, Inc.                           New York          100
----------------------------------------------------------------------------------------------------------------
                  Illinois National Insurance Co.                            Illinois          100
----------------------------------------------------------------------------------------------------------------
              New Hampshire Insurance Services, Inc.                         New Hampshire     100
----------------------------------------------------------------------------------------------------------------
         AIG Star Life insurance Co., Ltd.                                   Japan             100
----------------------------------------------------------------------------------------------------------------
     The Philippine American Life and General Insurance Company              Philippines       99.78
----------------------------------------------------------------------------------------------------------------
         Pacific Union Assurance Company                                     California        100
----------------------------------------------------------------------------------------------------------------
         Philam Equitable Life Assurance Company, Inc.                       Philippines       95.31
----------------------------------------------------------------------------------------------------------------
         Philam Insurance Company, Inc.                                      Philippines       100
----------------------------------------------------------------------------------------------------------------

     Risk Specialist Companies, Inc.                                         Delaware          100
----------------------------------------------------------------------------------------------------------------
     United Guaranty Corporation                                             North Carolina    36.31 (22)
----------------------------------------------------------------------------------------------------------------
         United Guaranty Insurance Company                                   North Carolina    100
----------------------------------------------------------------------------------------------------------------
         United Guaranty Mortgage Insurance Company                          North Carolina    100
----------------------------------------------------------------------------------------------------------------
         United Guaranty Mortgage Insurance Company of North Carolina        North Carolina    100
----------------------------------------------------------------------------------------------------------------
         United Guaranty Partners Insurance Company                          Vermont           80
----------------------------------------------------------------------------------------------------------------
         United Guaranty Residential Insurance Company of North Carolina     North Carolina    100
----------------------------------------------------------------------------------------------------------------
         United Guaranty Residential Insurance Company                       North Carolina    75.03 (23)
----------------------------------------------------------------------------------------------------------------
              United Guaranty Commercial Insurance Company of North Carolina North Carolina    100
----------------------------------------------------------------------------------------------------------------
              United Guaranty Mortgage Indemnity Company                     North Carolina    100
----------------------------------------------------------------------------------------------------------------
              United Guaranty Credit Insurance Company                       North Carolina    100
----------------------------------------------------------------------------------------------------------------
         United Guaranty Services, Inc.                                      North Carolina    100
----------------------------------------------------------------------------------------------------------------

(1) All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on May 31, 2005. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

(2)  Percentages include directors' qualifying shares.

(3) The common stock is owned approximately 12.0 percent by Starr International Company, Inc., 1.8 percent by C.V. Starr & Co., Inc. and 2.0 percent by The Starr Foundation.

(4) Also owned 35.15 percent by National Union Fire Insurance Company of Pittsburgh, Pa.

(5)  Also owned 10 percent by AIG Matched Funding Corp.

(6)  Also owned 21 percent by Commerce and Industry Insurance Company.

(7)  Indirect wholly-owned subsidiary.

(8)  Formerly known as AIG SunAmerica Inc.

(9)  Also owned 30 percent by AIG Retirement Services, Inc.

(10) Formerly known as Anchor National Life Insurance Company.

(11) Also owned eight percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and eight percent by Birmingham Fire Insurance Company of Pennsylvania.

(12) Also owned 48.15 percent by American General Life and Accident Insurance Company.

(13) Also owned 50 percent by The Insurance Company of the State of
     Pennsylvania.

(14) Also owned by 11 other AIG subsidiaries.

(15) Also owned 25.95 percent by AIG.

(16) Also owned 22.48 percent by American Home Assurance Company.

(17) Also owned ten percent by a subsidiary of American Life Insurance Company.

(18) Also owned 1.7 percent by American International Underwriters Overseas, Ltd. and .48 percent by American Home Assurance Company.

(19) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and ten percent by Birmingham Fire Insurance Company of Pennsylvania.

(20) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.

(21) 100 percent to be held with other AIG companies.

(22) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and 0.86 percent by The Insurance Company of the State of Pennsylvania.

(23) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.


The Registrant is a separate account of The Variable Annuity Life Insurance Company (Depositor).

ITEM 27. NUMBER OF CONTRACT OWNERS

As of July 31, 2005, a date within 90 days prior to the date of filing, VALIC Separate Account A, the Registrant, offered the following contracts in connection with this Registration Statement: 280 non-qualified contracts and 41,714 qualified contracts.

ITEM 28. INDEMNIFICATION

Set forth below is a summary of the general effect of applicable provisions of the Depositor's Bylaws regarding indemnification of, and advancement of legal expenses to, the Depositor's officers, directors and employees (collectively, "Indemnitees"). The Depositor shall indemnify any Indemnitee who was or is a named defendant or respondent or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (including any action by or in the right of the Depositor), or any appeal of such action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding, by reason of the fact that the Indemnitee is or was a director, or officer or employee of the Depositor, or is or was serving at the request of the Depositor as a director, officer, partner, venturer, proprietor, trustee, employee, or similar functionary of another foreign or domestic corporation or nonprofit corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement, and reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection with such action, suit or proceeding, if Indemnitee acted in good faith and in a manner he reasonably believed, (i) in the case of conduct in his official capacity as a director of the Depositor, to be in the best interests of the Depositor and (ii) in all other cases, to be not opposed to the best interests of the Depositor; and, with respect to any criminal action or proceeding, if Indemnitee had no reasonable cause to believe his conduct was unlawful; provided, however that in the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Depositor, the indemnity shall be limited to reasonable expenses (including court costs and attorneys' fees) actually incurred in connection with such action, suit or proceeding; and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Depositor or liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity as a director or officer. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Depositor; and, with respect to any criminal action or proceeding, shall not create a presumption that the person had reasonable cause to believe that his conduct was unlawful.

Where an Indemnitee of the Depositor or other person entitled to indemnity hereunder has been wholly successful, on the merits or otherwise, in defense of any such action, suit or proceeding, Indemnitee shall be indemnified against reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection therewith.

Any indemnification (unless otherwise ordered by a court of competent jurisdiction) shall be made by the Depositor only as authorized in a specific case upon a determination that the applicable standard of conduct has been met. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote have not been named as defendants or respondents in such action, suit or proceeding, or
(ii) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in such action, suit or proceeding, or (iii) by special legal counsel selected by the Board of Directors (or a committee thereof) by vote in the manner set forth in subparagraphs (i) and (ii) immediately above or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors, or (iv) by the shareholders in a vote that excludes the shares held by any Indemnitee who is named as a defendant or respondent in such action, suit or proceeding.

Reasonable expenses incurred by an Indemnitee of the Depositor or other person entitled to indemnity hereunder, who was, is or is threatened to be made a named defendant or respondent in any such action, suit or proceeding described above may be paid by the Depositor in advance of the final disposition thereof upon
(i) receipt of a written affirmation by the Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification under this article and a written undertaking by or on behalf of the Indemnitee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Depositor as authorized under this article and (ii) a determination that the facts then known to those making the determination would not preclude indemnification under this article.

Notwithstanding any other provision of this article, the Depositor may pay or reimburse expenses incurred by any Indemnitee of the Depositor or any other person entitled to indemnity hereunder in connection with his appearance as a witness or other participation in any action, suit or a proceeding described above at a time when he is not named defendant or respondent in such action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event (a) that a claim for such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person; and (b) the Securities and Exchange Commission is still of the same opinion that the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit such cause to a court of appropriate jurisdiction, the question of whether such indemnification by the Depositor is against public policy as expressed in the Securities Act of 1933 will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) American General Distributors, Inc. ("AGDI") acts as exclusive distributor and principal underwriter of the Registrant.

(b) Unless otherwise indicated, the principal business address of each individual listed below is 2929 Allen Parkway, Houston, Texas 77019:


NAME AND PRINCIPAL                   POSITION AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                     AMERICAN GENERAL DISTRIBUTORS, INC.
------------------                   -------------------------------------
Richard Lindsay                      Director, Chief Executive Officer and
                                     President
Mary L. Cavanaugh                    Director and Assistant Secretary
David H. den Boer                    Director, Senior Vice President and
                                     Secretary
Thomas G. Norwood                    Executive Vice President
Krien VerBerkmoes                    Chief Compliance Officer
John Reiner                          Chief Financial Officer and Treasurer
Daniel R. Cricks                     Tax Officer
Kurt W. Bernlohr                     Assistant Secretary
Tracey E. Harris                     Assistant Secretary
Russell J. Lessard                   Assistant Secretary
Kortney S. Farmer                    Assistant Secretary


(c)  Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the "Act") and the Rules promulgated thereunder will be in the physical possession of:

         The Variable Annuity Life Insurance Company
         Attn:  Operations Administration
         2929 Allen Parkway
         Houston, Texas 77019

ITEM 31. MANAGEMENT SERVICES

There have been no management-related services provided to the separate account for the last three fiscal years.

ITEM 32. UNDERTAKINGS

a. VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:

     1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

     3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

c.   Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

     (1) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

     (2) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;

     (3) Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;

     (4) Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his contract value.

The Company has complied, and is complying, with the provisions of paragraphs
(1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

     (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

     (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;

     (c) instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

     (d) obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

     (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;

     (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;

     (c) instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the Division to the attention of the eligible employees;

     (d) obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the Division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her contract values.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to contract owners promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements of American Home in the Registration Statement are current and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners, an offer to supply the Statement of Additional Information which shall contain current financial statements of American Home, free of charge upon a contract owner's request.

                                   SIGNATURES

As required by the Securities Act of 1933 and The Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 24th day of October, 2005.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A (Registrant)

             BY:  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                  (On behalf of the Registrant and itself)


                  BY: /s/ MARY L. CAVANAUGH
                     -------------------------------
                  Mary L. Cavanaugh
                  Executive Vice President, General
                  Counsel and Secretary

ATTEST:   /s/ KATHERINE STONER
       -----------------------------------------
       Katherine Stoner, Assistant Secretary

     As required by The Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                        Title                    Date
---------                        -----                    ----


               *                 Director                 October 24, 2005
------------------------------
Jay S. Wintrob


              *                  Director and Chief       October 24, 2005
------------------------------   Executive Officer
Bruce R. Abrams


              *                  Director                 October 24, 2005
------------------------------
M. Kathleen Adamson


              *                  Director                 October 24, 2005
------------------------------
Michael J. Akers


              *                  Director                 October 24, 2005
------------------------------
Mary L. Cavanaugh


              *                  Director and Principal   October 24, 2005
------------------------------   Financial Officer
N. Scott Gillis


              *                  Director                 October 24, 2005
------------------------------
Kathleen M. McCutcheon


              *                  Vice President           October 24, 2005
------------------------------   (Principal Accounting
Sarah Van Beck                   Officer)


*/s/ KATHERINE STONER            Attorney-In-Fact         October 24, 2005
------------------------------
Katherine Stoner

                                   SIGNATURES

        American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 24th day of October, 2005.

                           AMERICAN HOME ASSURANCE COMPANY


                      BY:        /s/ ROBERT S. SCHIMEK
                           --------------------------------------------
                           ROBERT S. SCHIMEK
                           SENIOR VICE PRESIDENT AND TREASURER



[SEAL]


ATTEST:  /s/ ELIZABETH M. TUCK
      -----------------------------------
      ELIZABETH M. TUCK
      SECRETARY

The amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                   Title                               Date
---------                                   -----                               ----
/s/ KRISTIAN P. MOOR                        Director and Chairman               October 24, 2005
-------------------------------
KRISTIAN P. MOOR


/s/ JOHN Q. DOYLE                           Director and President              October 24, 2005
-------------------------------
JOHN Q. DOYLE


/s/ ROBERT S. SCHIMEK                       Director, Senior Vice               October 24, 2005
-------------------------------             President and Treasurer
ROBERT S. SCHIMEK


/s/ M. BERNARD AIDINOFF                     Director                            October 24, 2005
-------------------------------
M. BERNARD AIDINOFF



/s/ STEVEN J. BENSINGER                     Director                            October 24, 2005
-------------------------------
STEVEN J. BENSINGER


/s/ JEFFREY L. HAYMAN                       Director                            October 24, 2005
-------------------------------
JEFFREY L. HAYMAN


/s/ DAVID L. HERZOG                         Director                            October 24, 2005
-------------------------------
DAVID L. HERZOG


/s/ ROBERT E. LEWIS                         Director                            October 24, 2005
-------------------------------
ROBERT E. LEWIS


/s/ WIN J. NEUGER                           Director                            October 24, 2005
-------------------------------
WIN J. NEUGER


/s/ ERNEST T. PATRIKIS                      Director                            October 24, 2005
-------------------------------
ERNEST T. PATRIKIS

/s/ ROBERT M. SANDLER                       Director                            October 24, 2005
-------------------------------
ROBERT M. SANDLER


/s/ NICHOLAS TYLER                          Director                            October 24, 2005
-------------------------------
NICHOLAS TYLER


/s/ NICHOLAS C. WALSH                       Director                            October 24, 2005
-------------------------------
NICHOLAS C. WALSH

                                Index of Exhibits

Exhibit No.

9(a). Opinion of Counsel and Consent of Depositor- The Variable Annuity Life Insurance Company

9(b). Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company

10.               Consent of Independent Registered Public Accounting Firm